UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
(RULE 14a-101)

INFORMATION REQUIRED IN
PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

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ALPHA PRO TECH, LTD.
(Name of Registrant as Specified In Its Charter)

N/A
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Alpha Pro Tech
LTD.

TO OUR SHAREHOLDERS:

We will hold the 2010 Annual Meeting of Shareholders of Alpha Pro Tech, Ltd. (the “Company”) at 9:30 a.m., local time, on Monday, June 7, 2010, at the Paris Las Vegas Hotel & Casino, 3655 Las Vegas Boulevard South, Las Vegas, Nevada 89109.

We have enclosed a notice of the meeting, a proxy statement, a proxy and the Annual Report to Shareholders for 2009 and hope that you will study the enclosed materials carefully and attend the meeting in person.

Your vote is important.  Whether or not you plan to attend the meeting, please complete, sign and date the enclosed proxy, and return it by mail in the accompanying envelope as promptly as possible.  You may revoke the proxy by voting in person at the meeting, by signing and delivering a later-dated proxy or by giving written notice of revocation to the Secretary of the Company at any time before the proxy is voted.

Sincerely,

Al Millar
President

April 30, 2010

ALPHA PRO TECH, LTD.

60 Centurian Drive

Suite 112

Markham, Ontario, Canada L3R 9R2

Telephone: (905) 479-0654

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

TAKE NOTICE that the 2010 Annual Meeting of Shareholders (the “Annual Meeting”) of Alpha Pro Tech, Ltd. (the “Company”) will be held at the Paris Las Vegas Hotel & Casino, 3655 Las Vegas Boulevard South, Las Vegas, Nevada, on Monday, June 7, 2010 at 9:30 a.m., local time, for the following purposes:

1.                                      To elect seven (7) directors of the Company to serve until the 2011 Annual Meeting of Shareholders;

2.                                      To approve an amendment to the Alpha Pro Tech, Ltd. 2004 Stock Option Plan;

3.                                      To ratify the appointment of Mayer Hoffman McCann P.C. as the Company’s independent registered public accountants for the fiscal year ending December 31, 2010; and

4.                                      To transact such other business as may properly come before the Annual Meeting or any adjournments or postponements thereof.

The Board of Directors has fixed the close of business on April 19, 2010 as the record date for the determination of shareholders entitled to notice of and to vote at the Annual Meeting.  A complete list of the shareholders of the Company will be available and open for examination by any shareholder of the Company during ordinary business hours beginning two (2) business days after the mailing of this notice of the Annual Meeting.  The list will also be available at the Annual Meeting.

All shareholders are cordially invited to attend the Annual Meeting.  Whether or not you plan to attend the Annual Meeting in person, you are requested to complete, sign and date the enclosed proxy and send it promptly by mail in the envelope provided for this purpose.  The proxy may be revoked by voting in person at the Annual Meeting, by signing and delivering a later-dated proxy or by giving written notice of revocation to the undersigned Secretary of the Company at any time prior to the voting thereof.

By Order of the Board of Directors,

Sheldon Hoffman
Chief Executive Officer and Secretary

April 30, 2010

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING TO BE HELD ON JUNE 7, 2010: THIS PROXY STATEMENT IS AVAILABLE AT www.alphaprotech.com/investors/proxystatement.aspx, AND THE 2009 ANNUAL REPORT IS AVAILABLE AT www.alphaprotech.com/investors/annualreport.aspx.

PROXY STATEMENT

FOR THE

2010 ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD JUNE 7, 2010

i

ii

ALPHA PRO TECH, LTD.

60 Centurian Drive

Suite 112

Markham, Ontario, Canada L3R 9R2

Telephone: (905) 479-0654

PROXY STATEMENT
FOR THE
2010 ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD JUNE 7, 2010

This Proxy Statement and accompanying Proxy Card are first being sent to shareholders of the Company on or about April 30, 2010.

ABOUT THE ANNUAL MEETING

What is the purpose of the Annual Meeting?

At the Annual Meeting, the Company’s shareholders will consider and act upon the following matters:

1.                                      The election of seven (7) directors to serve until the 2011 Annual Meeting of Shareholders;

2.                                      The approval of an amendment to the Alpha Pro Tech, Ltd. 2004 Stock Option Plan; and

3.                                      The ratification of the appointment of Mayer Hoffman McCann P.C. as the Company’s independent registered public accountants for the fiscal year ending December 31, 2010.

In addition, management will report on the performance of the Company and respond to questions from shareholders.

Who is entitled to vote at the Annual Meeting?

Only shareholders of record of the Company’s common stock at the close of business on April 19, 2010 are entitled to vote at the Annual Meeting.  Each shareholder of common stock is entitled to one (1) vote per share.  We are authorized to issue 50,000,000 common shares, par value $.01 per share.  There were issued and outstanding 22,424,283 shares of common stock as of the close of business on April 19, 2010.  There is only one (1) class of shares.

How do I vote?

You can vote by filling out the accompanying proxy and returning it in the postage paid return envelope that we have enclosed for you.  Voting information is provided on the enclosed proxy.

The Board of Directors of the Company is soliciting the proxy, which is revocable at any time before it is voted.  You may revoke the proxy by voting in person at the Annual Meeting, by giving written notice of revocation to the Secretary of the Company or by signing and delivering a later-dated proxy.  We must, however, actually receive the written notice or later-dated proxy before the vote of the shareholders.

How will my proxy be voted?

We will vote all properly executed proxies delivered pursuant to this solicitation at the Annual Meeting and in accordance with instructions given, if any.  If no instructions are given, we will vote the proxies as recommended by the Board — FOR the election of the seven (7) director-nominees, FOR the approval of the amendment to the Alpha Pro Tech, Ltd. 2004 Stock Option Plan and FOR the ratification of the appointment of Mayer Hoffman McCann P.C. as the Company’s independent registered public accountants for the year ending December 31, 2010 — and in the manner deemed by the persons named as proxies to be in the best interests of the Company and its shareholders as to any other matters that may come before the Annual Meeting.  We are currently not aware of any other matter that may be properly presented at the Annual Meeting.

Who can attend the Annual Meeting?

All shareholders as of the record date, or their duly appointed proxies, may attend the Annual Meeting.  Each shareholder may be asked to present valid picture identification, such as a driver’s license or passport.  Please note that, if you hold your shares in “street name” (that is, through a broker, bank or other nominee), you will need to bring a copy of a brokerage statement reflecting your stock ownership as of the record date when you check-in at the registration desk at the Annual Meeting.

Can I go to the Annual Meeting if I vote by proxy?

Yes.  Attending the meeting does not revoke the proxy.  However, you may revoke your proxy at any time before it is actually voted by giving written notice to the Secretary of the Company or by delivering a later-dated proxy.

How can I obtain directions to be able to attend the Annual Meeting and vote in person?

Information on how to obtain directions to be able to attend the Annual Meeting and vote in person can be found at the following website: http://www.alphaprotech.com/investors/proxystatement.aspx.

Will my vote be public?

No.  As a matter of policy, shareholder proxies, ballots and tabulations that identify individual shareholders are kept confidential and are only available if actually necessary to meet legal requirements.

What constitutes a quorum?

The presence at the Annual Meeting, in person or by proxy, of the holders of a majority of the outstanding shares of the Company’s common stock entitled to vote will constitute a quorum, allowing the conduct of business.  If a quorum is not present, or if we decide that more time is necessary for the solicitation of proxies, we may adjourn the Annual Meeting.  We may do this with or without shareholder vote.  If there is a shareholder vote to adjourn, the named proxies will vote all shares of common stock for which they have voting authority in favor of the adjournment.

How many votes are needed to approve the proposals?

Assuming the presence of a quorum, the directors of the Company will be elected by a plurality of the shares cast at the Annual Meeting, and the approval of the amendment to the Alpha Pro Tech, Ltd. 2004 Stock Option Plan and the ratification of the appointment of Mayer Hoffman McCann P.C. as the Company’s independent registered public accountants for the year ending December 31, 2010 will require the affirmative vote of a majority of the shares represented at the Annual Meeting in person or by proxy and entitled to vote on the matter.

A shareholder may abstain or withhold his or her vote (collectively, “abstentions”) with respect to each item submitted for shareholder approval.  Abstentions will be counted as present for purposes of determining the existence of a quorum but will be counted as not voting on any proposal brought before the Annual Meeting.  Since the election of directors (Proposal 1) is determined by the votes cast at the Annual Meeting, abstentions will not affect the outcome of this matter. An abstention as to the approval of the amendment to the Alpha Pro Tech, Ltd. 2004 Stock Option Plan (Proposal 2) and the ratification of the appointment of Mayer Hoffman McCann P.C. as independent registered public accountants for the year ending December 31, 2010 (Proposal 3) will have the same effect as voting against the proposal, given that the outcome of each proposal is determined by shares represented at the Annual Meeting and entitled to vote on the matter.

What if my shares are held by a broker, bank or other nominee?

If you hold your shares in “street name,” i.e., in the name of a broker, bank or other nominee who is considered the shareholder of record with respect to those shares, these proxy materials are being forwarded to you by them.  As the beneficial owner, you have the right to direct your broker, bank or nominee on how to vote and are also invited to attend the Annual Meeting.  Your broker, bank or nominee has enclosed a voting instruction card for you to use in directing the broker, bank or nominee regarding how to vote your shares.  If you hold your shares in “street name,” it is critical that you return the voting instruction card if you want your votes to count in the election of directors (Proposal 1).  In the past, if you held your shares in “street name,” and you did not indicate how you wanted your shares to be voted in the election of directors, your broker, bank or nominee was allowed to vote those shares on your behalf in the election of directors as they felt appropriate.  Recent regulatory changes, effective January 1, 2010, have taken away the ability of your broker, bank or nominee to vote your uninstructed shares in the election of directors on a discretionary basis.  Therefore, if you hold your shares in “street name” and do not instruct your bank, broker or nominee on how to vote in the election of directors, your shares will not be voted for any director nominee or on any other proposal on which your broker does not have discretionary authority (resulting in a “broker non-vote”).

Shares underlying broker non-votes are counted for general quorum purposes but are not deemed to be present or entitled to vote with respect to any matter for which a broker does not have discretionary authority to vote.  Thus, broker non-votes are not calculated as a vote cast at a meeting (either for or against a proposal).  At the Annual Meeting, broker non-votes will not be counted for purposes of the election of directors (Proposal 1) but will have no effect on the outcome of the election of directors based on the plurality voting standard.  Broker non-votes will not have any effect on the approval of the amendment to the Alpha Pro Tech, Ltd. 2004 Stock Option Plan (Proposal 2).  Your bank, broker or nominee will continue to have discretion to vote any uninstructed shares on the ratification of the appointment of Mayer Hoffman McCann P.C. as the Company’s independent registered public accountants for the year ended December 31, 2010 (Proposal 3).

PERSONS MAKING THE SOLICITATION

Solicitations will be made by mail and possibly supplemented by telephone or other personal contact to be made without special compensation by regular officers and employees of the Company.  We may reimburse shareholders’ nominees or agents (including brokers holding shares on behalf of clients) for the cost incurred in obtaining from their principals authorization to execute proxies.  No solicitation will be made by specifically engaged employees or soliciting agents.  The cost of solicitation will be borne by us.

PROPOSAL 1 — ELECTION OF DIRECTORS

In accordance with the Company’s Bylaws, the Board of Directors of the Company is currently fixed at seven (7) members.  Directors are elected annually for a term of office to expire at the succeeding annual meeting of shareholders after their election or until their successors are duly elected and qualified.  Based on the recommendation of the Nominating/Governance Committee, the Board of Directors proposes that the seven (7) nominees described below be elected for a new term of one (1) year or until their successors are duly elected and qualified.  Shareholders may not vote for a greater number of persons than the number of nominees named.

Each of the nominees has consented to serve.  If any of them should become unavailable to serve as a director (which is not now expected), the Board may designate a substitute nominee.  In that case, the persons named as proxies will vote for the substitute nominee designated by the Board.

Unless “Withhold” or “For All Except” is noted as to all or some of the nominees, proxies will be voted at the Annual Meeting FOR the election of the seven (7) nominees to the Board of Directors.  THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR EACH OF THE NOMINEES LISTED BELOW TO SERVE AS DIRECTORS OF THE COMPANY UNTIL THE NEXT ANNUAL MEETING OR UNTIL THEIR SUCCESSORS ARE DULY ELECTED AND QUALIFIED.

The following provides certain biographical information about the individuals who have been nominated for election as directors of the Company.  All nominees are currently directors, and all were elected by the shareholders at the Company’s last annual meeting of shareholders.  The biographical information for each of the nominees below contains a description of the individual’s service as a director, business experience, director positions held currently or at any time during the last five (5) years, if applicable, information regarding involvement in certain legal or administrative proceedings, if applicable, and the experiences, qualifications, attributes and skills that caused the Board of Directors to determine that the individual should serve as a director.  The stock ownership with respect to each nominee is set forth in the table entitled “Security Ownership of Certain Beneficial Owners and Management” that appears on page 22 of this Proxy Statement.

Information about the remaining executive officer of the Company who is not also a director is also provided.

Information About Director-Nominees

SHELDON HOFFMAN (age 72) is a chartered accountant and has been a director and Chief Executive Officer of the Company and its predecessor entities since July 11, 1989.  Mr. Hoffman founded and was president of Absco Aerosols, Ltd., a custom manufacturer of aerosols and liquids, from 1967 to 1985 until that company was sold to CCL Industries, Inc. (“CCL”), a manufacturer of aerosol and liquid products and containers.  Mr. Hoffman joined CCL from 1986 to 1987 as director of business development and then joined CCW Systems, Ltd., a water filter manufacturer, as president and chief executive officer.

The Board of Directors believes that, from his years of experience in manufacturing and his senior executive level service to the Company, Mr. Hoffman has gained an intimate knowledge of the manufacturing industry and, more specifically, the business and operations of the Company and its subsidiaries.  This knowledge, combined with Mr. Hoffman’s corporate leadership experience, contribute greatly to the composition of the Board of Directors.

ALEXANDER W. MILLAR (age 68) has been a director of the Company since July 11, 1989 and President of the Company and its predecessor entities since August 1, 1989.  Mr. Millar has spent over 30 years as a professional in sales and marketing, including international marketing.  Mr. Millar, in various sales capacities, including Vice President of Sales, was associated with Sheldon Hoffman at Absco Aerosols, Ltd. from 1971 to 1985, when the business was sold to CCL.  He then joined CCL as manager of business development for North America.  In March 1988, he formed Milmed International Distributors Limited (“Milmed”) to distribute the Company’s products internationally.  In 1989, Milmed gave up its rights to distribute these products internationally and ceased operations.

Mr. Millar’s extensive sales and marketing and general business experience in the manufacturing industry, gained through his numerous years and various positions held in the industry, as well as his senior executive level service to the Company, all provide him with a wide range of knowledge on topics important in the manufacturing industry and to the Company and its subsidiaries. Mr. Millar’s knowledge and corporate leadership experience contribute greatly to the Board of Directors.

ROBERT H. ISALY (age 81) has been a director of the Company since November 20, 1989.  He was the owner of a nursery, Florida Bedding Plants Inc., from 1986 to 1992.  Prior thereto, he was involved with two (2) Ohio-based family businesses, the Isaly Dairy Company and the H.R. Isaly Cheese Company.  He is currently retired.

The Board of Directors believes that Mr. Isaly’s years of business experience, as well as the various operational and leadership roles in which he has served through owning and operating businesses of varying types and sizes, all provide him with a wide range of knowledge on topics important to business, which knowledge contributes greatly to the composition of the Board of Directors.

JOHN RITOTA (age 59) has been a director of the Company since December 18, 1991, and, since 1981, has operated a general dentistry practice, Ritota and Ritota, with his brother in Delray Beach, Florida.  From 2004 until 2008, Mr. Ritota served as a director of Maxim TEP, Inc., now known as Conquest Petroleum Inc., an oil and natural gas exploration, development and production company headquartered in The Woodlands, Texas, a suburb of Houston.

The Board of Directors believes that Dr. Ritota’s experience gained through operating and managing his dental practice and his history of service as a public company director provide him with a wide range of knowledge on issues important to business, including the business of the Company, that contributes valuable insight to the Board of Directors.

RUSSELL MANOCK (age 62) has been a director of the Company since June 10, 2000.  Mr. Manock is a chartered accountant and has been a senior partner in the public accounting firm Snow & Manock in Toronto, Ontario, Canada since 1976.

Mr. Manock’s extensive prior experience as a chartered accountant, as well as his experience gained through the leadership and management of his accounting firm, equip him with a wide range of accounting, financial, capital markets, risk assessment, management and other skills, all of which provide valuable insight and expertise to the Board of Directors.

DAVID B. ANDERSON (age 58) has been a director of the Company since April 28, 2004.  Mr. Anderson has practiced law in Birmingham, Alabama since 1976 and is currently the sole member of Anderson & Associates, LLC.

Mr. Anderson’s extensive legal experience gained through his years as a lawyer, as well as his experience gained through the leadership and management of his law firm, provide him with a wide range of management skills and knowledge on topics important to business, which contribute greatly to the composition of the Board of Directors.

DANNY MONTGOMERY (age 61) has been the Senior Vice President of Alpha ProTech Engineered Products, Inc. since 2005, the Senior Vice President of Manufacturing since 2007 and a director of the Company since 2007.  Mr. Montgomery has 40 years of manufacturing and sales experience in various plastic and polymer industries.  Mr. Montgomery joined the Company in July 1994 when the assets of Ludan Corp., a company that he founded and managed, were acquired by Alpha Pro Tech, Inc.

The Board of Directors believes that Mr. Montgomery’s years of experience in manufacturing and sales, as well as his knowledge and understanding of the business of the Company and its subsidiaries, make him a valuable contributor to the Board of Directors.

Information About Executive Officer Who Is Not Also A Director-Nominee

Three of the executive officers of the Company, Sheldon Hoffman, Alexander W. Millar and Danny Montgomery, are also current directors and director-nominees and are identified above.  Information follows on the other current executive officer of the Company.

LLOYD HOFFMAN (age 49) has been employed by the Company since November 15, 1991, first in the capacity of accountant, then in the capacity of Senior Vice President of Finance and Administration from 1999 until 2002 and, since 2002, in the capacity of Chief Financial Officer.  From 1987 to 1991, Mr. Hoffman was in charge of finance and administration at Software Concepts, Inc., a developer of software for association and magazine publishers.

PROPOSAL 2 — APPROVAL OF AMENDMENT TO THE
ALPHA PRO TECH, LTD. 2004 STOCK OPTION PLAN

Introduction

The Alpha Pro Tech, Ltd. 2004 Stock Option Plan (the “Option Plan”) is an equity compensation plan that provides for grants of both incentive stock options and non-qualified stock options to eligible individuals.  The Option Plan is intended to recognize the contributions made to the Company by key employees of the Company and its subsidiaries and affiliated companies, provide key employees with additional incentive to devote themselves to the future success of the Company and improve the ability of the Company to attract, retain and motivate individuals.  The Option Plan also is intended as an additional incentive to certain members of the Board of Directors of the Company to continue to serve on the Board of Directors and to devote themselves to the future success of the Company.

The Option Plan succeeded the 1993 Incentive Stock Option Plan (the “1993 Plan”) and the 1993 Directors Stock Option Plan (the “Directors Plan”).  Both the 1993 Plan and the Directors Plan expired by their terms in September 2003 and October 2003, respectively.  Under the Option Plan, 2,500,000 shares were available for grant.  As of April 15, 2010, 1,780,000 shares of common stock had been issued under the Option Plan, leaving only 720,000 shares available for additional issuances.  In light of the Company’s continued growth, the number of shares remaining for issuance under the Option Plan is insufficient to provide adequately for the continued participation of key employees and non-employee directors of the Board of Directors in future years.  Accordingly, the Board of Directors recommends an amendment to the Option Plan, subject to shareholder approval, to increase the number of shares available for issuance by an additional 2,500,000 shares of Common Stock, such that the Option Plan will provide for a total of 5,000,000 shares eligible for issuance if such amendment is approved by the Company’s shareholders.

In addition to an increase in the number of shares of Common Stock available for purchase, the Board of Directors recommends that the Option Plan be further amended to add provisions to ensure that stock options granted under the Option Plan are not subject to Section 409A of the Internal Revenue Code of 1986, as amended (the “Code”); however, these changes are not material and do not affect benefits available under the Option Plan or the manner in which the Option Plan is administered.  No other material changes are proposed to be made to the terms of the Option Plan.

The amendment to the Option Plan is contingent on shareholder approval.  If such approval is not obtained, the amendment will be of no force or effect, and the Option Plan as in effect immediately prior to its amendment will remain in effect without change.

The following is a summary of the principal provisions of the Option Plan, as proposed to be amended hereby.  This summary is qualified by reference to the full text of the Option Plan, as proposed to be amended hereby, which is attached as Exhibit A to this Proxy Statement.  Shareholders are encouraged to review the Option Plan carefully.

Administration

The Option Plan generally is administered by the Board of Directors, which has the authority to delegate administration to a committee, so long as the committee is comprised of two (2) or more directors who qualify as a “non-employee director” under Rule 16b-3 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and as an “outside director” under Section 162(m) of the Code.  The Board of Directors has the authority to select individuals who will receive stock options, to grant stock options under the plan, to determine the terms of each stock option, to interpret the provisions of the Option Plan and to make all other determinations that it may deem necessary or advisable to administer the Option Plan.

In addition to delegating authority to a committee, the Board of Directors, subject to certain limitations, may delegate to key employees its authority to grant stock options to certain employees who are not “covered employees” as defined in Section 162(m) of the Code or otherwise not entitled to stock options.

Eligibility

Key employees (employees, officers and consultants) of the Company or any subsidiary or affiliated company designated as “key employees” by the Board of Directors and non-employee directors of the Company are eligible to participate in the Option Plan.  Approximately fourteen (14) key employees and all four (4) non-employee directors are eligible to participate in the Option Plan.

Shares Available

The number of shares of the Company’s common stock, par value $0.01, that are reserved for issuance under the Option Plan is 2,500,000 shares, subject to adjustment as described below.  Of these 2,500,000 shares, 2,000,000 shares may be issued on the exercise of stock options granted to key employees, and 500,000 shares may be issued on the exercise of stock options granted to non-employee directors.  If the amendment proposed hereby is approved by the shareholders of the Company, the total number of shares that may be issued under the Option Plan will increase to 5,000,000 shares, and, of these shares, 4,300,000 shares will be available for issuance to key employees, and 700,000 shares will be available for issuance to non-employee directors.

Shares of common stock that may be issued on the exercise of stock options under the Option Plan are shares purchased in the open market.  In the event that there is a lapse, forfeiture, expiration, termination or cancellation of any grant of stock options, such shares may be reissued and will not count towards the total number of shares of common stock reserved for issuance under the Option Plan.

Adjustments

The number of shares of common stock that are reserved for issuance under the Option Plan may be adjusted in the event of a stock split, merger, recapitalization or similar corporate transaction if the Board of Directors deems it appropriate to preserve benefits under the Option Plan.

Stock Options Available Under the Plan

The Board of Directors may grant key employees incentive stock options, which are intended to comply with Section 422 of the Code, and non-qualified stock options; however, unless a stock option agreement provides otherwise, stock options granted to key employees will be incentive stock options.  The Board of Directors may grant non-employee directors non-qualified stock options.  Each stock option granted under the Option Plan is evidenced by a written stock option agreement that sets forth the material terms and conditions of the grant, including, but not limited to, the type of stock option, the number of shares of common stock subject to the option, the exercise period, the exercise price and the terms for payment of the exercise price.

Unless the Board of Directors provides an earlier expiration date, a stock option must be exercised within ten (10) years from the date of grant, and the exercise price of a stock option will not be less than the fair market value of the underlying shares of common stock on the date of grant (special rules apply to incentive stock options granted to certain key employees who own more than 10% of the voting power of all classes of stock of the Company).  Generally, each stock option will become 100% vested on the first anniversary of the date of grant, unless provided otherwise in a stock option agreement.  At the discretion of the Board of Directors, stock options may vest earlier in the event that a participant terminates employment without cause or terminates service on the Board of Directors, whichever is applicable.  Additionally, in the event of a “change in control” (as defined in the Option Plan), all outstanding stock options will become 100% vested, and any restrictions applicable to outstanding stock options will terminate or lapse.

Incentive Stock Options Granted to Key Employees

In addition to the rules above, any incentive stock option granted under the Option Plan is subject to the following rules: (i) the fair market value of the shares of common stock (determined at the time of grant) with respect to which incentive stock options are exercisable for the first time during any calendar year cannot exceed $100,000, and, to the extent that this limitation is exceeded, the incentive stock options will be treated as non-qualified stock options; and (ii) if an incentive stock option is granted to a key employee who owns more than 10% of the total voting power of all classes of stock of the Company (or its parent or subsidiaries), the incentive stock option exercise price will be at least 110% of the fair market value of the common stock on the date of grant, and the expiration date will be no later than five (5) years from the date of grant.

Non-Qualified Stock Options Granted to Non-Employee Directors

In addition to the rules above, with respect to a non-qualified stock option, each non-employee director is eligible to receive (i) a grant of a non-qualified option to purchase up to a maximum of 15,000 shares of common stock at each annual meeting at which he or she continues as a non-employee director and (ii) a grant of a non-qualified option to purchase up to a maximum of 25,000 shares of common stock at the time at which he or she first becomes a non-employee director.

Exercise and Withholding Taxes

Upon the exercise of a stock option granted under the Option Plan, the exercise price is payable in full to the Company either: (a) in cash, (b) in cash from a broker-dealer who is instructed by the parties to deliver proceeds from the sale of the shares subject to the stock option or (c) by delivering or certifying ownership of previously-acquired shares of common stock.

In the event that any withholding tax is required to be withheld in connection with a grant, the Board of Directors may allow the participant to pay such taxes using one or more of the payment alternatives described above and/or by directing the Company to withhold shares of common stock that would otherwise be issued in connection with the exercise of the stock option.

Amendment or Termination

The Board of Directors may amend or terminate the Option Plan, in whole or in part, without shareholder approval unless such approval is required by applicable law, regulation or stock exchange rule.  Notwithstanding the foregoing, no amendment or termination can adversely affect a participant’s rights under an outstanding grant in any material way without the participant’s written consent, unless such amendment or termination is required by applicable law, regulation or stock exchange rule.  Notwithstanding the foregoing, no amendment to the Option Plan or any stock option agreement may result in the repricing of stock options.

Plan Benefits

The Board of Directors generally has the discretion to grant incentive stock options or non-qualified stock options to eligible individuals.  While no stock options were granted to key employees or non-employee directors in 2009, stock options previously granted to key employees and non-employee directors under the Option Plan that are outstanding are summarized on pages 20 and 21 of this Proxy Statement.

Federal Income Tax Consequences

The following summarizes the federal income tax consequences of the Option Plan.  It is based on the federal income tax laws in effect on the date of this Proxy Statement.  This summary does not purport to be complete and does not discuss any non-U.S., state or local tax consequences.  In addition, the discussion does not address tax consequences that may vary with, or that are contingent on, a participant’s individual circumstances.  Each participant in the Option Plan is strongly urged to consult with his or her tax advisor to determine the tax consequences of participating in the Option Plan.

Participant

Incentive Stock Options

With respect to incentive stock options, a participant will not recognize any income at the time at which the option is granted or exercised; however, the participant will recognize income at the time at which the incentive stock option is sold.  The tax consequences to a participant once he or she sells the shares of common stock acquired on exercise generally depend upon whether the sale occurs before or after the statutory holding period.  The statutory holding period is the later of two (2) years from the date on which the stock option is granted or one (1) year from the date on which the stock option is exercised.  If the participant sells shares after the statutory holding period expires, the participant generally will recognize capital gain or loss equal to the difference between the amount realized on disposition or sale and the exercise price.  If the participant sells the shares before the statutory holding period expires, the participant will recognize ordinary income equal to the difference between the fair market value of the common stock on the date of the exercise and the exercise price and capital gain equal to the difference between the amount realized on the sale and the fair market value of the shares on the date of exercise.

Non-Qualified Stock Options

A participant will not recognize any income at the time at which the participant is granted a non-qualified stock option.  Upon exercise, the participant will recognize ordinary income to the extent that the fair market value of the shares on the date of exercise exceeds the exercise price.  Upon a subsequent sale or disposition of the shares acquired when an option is exercised, the participant generally will recognize capital gain or loss to the extent of the difference between the fair market value of the shares at the time of exercise and the amount realized on the sale or disposition.

The Company

In general, the Company will receive an income tax deduction at the same time and in the same amount that a participant recognizes ordinary income, and the Company will not be entitled to any deduction for federal income tax purposes to the extent that the participant realizes capital gains.

Section 162(m) of the Code

Under Section 162(m) of the Code, compensation paid by the Company in excess of $1,000,000 for any taxable year to certain employees generally is not deductible for federal income tax purposes unless it is based on the performance of the Company, is paid pursuant to a plan approved by shareholders of the Company and meets certain other requirements.  The Board of Directors will take into consideration the effect of Section 162(m) when granting stock options to key employees.

Sections 280G and 4999 of the Code

Under Section 4999 of the Code, certain individuals will be subject to a 20% excise tax, in addition to federal income taxes, on any “excess parachute payments,” and, under Section 280G of the Code, the Company will not be entitled to a deduction on any “excess parachute payments.”  An “excess parachute payment” generally is a payment that exceeds a certain statutory limit that is contingent, or deemed to be contingent, on a change in control of the Company.

Section 409A of the Code

Section 409A of the Code imposes additional taxes on individuals who are entitled to or are paid non-qualified deferred compensation that does not comply with Section 409A of the Code and the regulations thereunder.  Neither the Option Plan, nor the agreements evidencing stock option grants under the Option Plan, constitute “non-qualified deferred compensation plans” within the meaning of Section 409A of the Code.

Required Vote; Board Recommendation

The affirmative vote of the holders of a majority of the shares of common stock present in person or represented by proxy at the Annual Meeting and entitled to vote is required for approval of the amendment to the Option Plan.  Abstentions will have the effect of a negative vote, and broker non-votes will be treated as shares not voted and will have no effect on the vote.  Unless instructed to the contrary, shares represented by the proxies will be voted to approve the amendment to the Option Plan.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR PROPOSAL 2.

SECURITIES AUTHORIZED FOR ISSUANCE UNDER EQUITY COMPENSATION PLANS

The following table summarizes, as of December 31, 2009, the securities that have been authorized for issuance under the Company’s equity compensation plans.  The Company does not have any equity compensation plans that were not approved by its shareholders.

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights		Weighted-average exercise price of outstanding options, warrants and rights		Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
	(a)		(b)		(c)
Equity compensation plans approved by shareholders:	1,571,670	(1)	$1.56	(2)	720,000	(3)
Equity compensation plans not approved by shareholders:	-0-		N/A		-0-
Total	1,571,670		$1.56		720,000

(1)          Represents the number of shares issuable upon exercise of outstanding options under the Option Plan.

(2)          Represents the weighted-average exercise price of the outstanding options issued under the Option Plan.

(3)          Represents the number of shares currently available for future issuance under the Option Plan.

CORPORATE GOVERNANCE AND BOARD MATTERS

The principal role of the Company’s Board of Directors is to oversee the management of the Company’s affairs for the benefit of our shareholders.  During each year, the Board reviews our corporate governance policies and practices and compares them to those suggested by various authorities in the matters of corporate governance and the practice of other companies, taking into account the size and resources of the Company.  Additionally, the Company continues to review new and proposed rules of the Securities and Exchange Commission (the “SEC”) and the enhanced listing standards of the NYSE Amex Exchange (the “NYSE Amex”).

The Company is committed to having sound corporate governance principles.  Operating in accordance with such principles is essential to running the Company’s business effectively and to maintaining the Company’s integrity in the marketplace.  The Company’s Board has adopted a Code of Business Conduct and Ethics that sets forth basic principles to guide the Company’s employees, including the Chief Executive Officer, the Chief Financial Officer and other executive officers, and directors in their conduct and compliance with applicable laws and governance principles.  A copy of the Code of Business Conduct and Ethics is available in the “Corporate Governance” section of the Company’s website, www.alphaprotech.com.  Additionally, the Company will furnish to any person without charge, upon written request, a copy of the Code of Business Conduct and Ethics.  The Company intends to disclose any amendments to the Code of Business Conduct and Ethics and any waiver of the Code of Business Conduct and Ethics granted to any director or executive officer of the Company on the Company’s website.  As of the date of this Proxy Statement, there have been no such waivers.

Director Independence

The NYSE Amex listing standards provide that at least a majority of the members of the Board of Directors must be independent.  Accordingly, because our Board of Directors currently has seven (7) members, at least four (4) of the directors must be independent.  The NYSE Amex listing standards provide that no director will qualify as “independent” for these purposes unless the Board of Directors affirmatively determines that the director has no relationship with the Company that would interfere with the exercise of the director’s independent judgment in carrying out the responsibilities of a director.  Additionally, the listing standards set forth a list of relationships that would preclude a finding of independence.

The Board affirmatively determines the independence of each director and nominee for election as a director.  The Board makes this determination annually.  In accordance with the NYSE Amex listing standards, we do not consider a director to be independent unless the Board determines (i) that no relationships exist that would preclude a finding of independence under the NYSE Amex listing standards and (ii) that the director has no relationship with the Company (either directly or as a partner, shareholder or officer of an organization that has a relationship with the Company) that would interfere with the exercise of the director’s independent judgment in carrying out his responsibilities as a director.  Members of the Audit Committee, Nominating/Governance Committee and Organizational Development and Compensation Committee must also meet applicable independence tests of the NYSE Amex and the SEC.

The Board of Directors has reviewed a summary of directors’ responses to a questionnaire asking about their relationships with the Company, as well as material provided by management related to transactions, relationships or arrangements between the Company and the directors and parties related to the directors.  The purpose of this review was to determine whether any such transactions, relationships or arrangements were material and possibly inconsistent with a determination that the director was independent.  After deliberation, the Board has determined that the four (4) non-employee directors, Robert H. Isaly, John Ritota, Russell Manock and David B. Anderson, are independent and that all of the members of the Audit Committee, Nominating/Governance Committee and Organizational Development and Compensation Committee also satisfy the independence tests referenced above.  Messrs. Hoffman, Millar and Montgomery are not independent based on their employment as executive officers of the Company.

During the directors’ independence determinations, the Board of Directors specifically considered the relationship between the Company and Anderson & Associates, LLC, which is Mr. Anderson’s law firm.  Anderson & Associates, LLC has historically provided some legal services to the Company.  The Company’s fee arrangement with Anderson & Associates, LLC is negotiated on the same basis and is subject to the same terms and conditions as arrangements with other outside legal counsel for similar types of legal work.  With respect to each of the most recent three (3) completed fiscal years, total payments made by the

Company to Anderson & Associates, LLC have been less than 5% of the law firm’s annual gross revenues.  The Board concluded that this relationship does not interfere with Mr. Anderson’s exercise of independent judgment in carrying out the responsibilities of a director.

Company Leadership Structure

The business of the Company is managed under the direction of the Board of Directors, which is elected by our shareholders.  The basic responsibility of the Board is to lead the Company by exercising its business judgment to act in what each director reasonably believes to be the best interests of the Company and its shareholders.  Leadership is important to facilitate the Board acting effectively as a working group so that the Company and its performance may benefit.

For 20 years, the Company has been primarily led and managed by Sheldon Hoffman, as Chief Executive Officer, and Alexander W. Millar, as President.  While the Board does not have a policy requiring the separation or combination of the Chief Executive Officer and Chairman roles, the leadership structure of the Company has always included the combination of these roles, and, although not formally appointed, Sheldon Hoffman has performed the duties of Chairman.  Given the Company’s size, the nature of its business and Mr. Hoffman’s in-depth knowledge of the history of the Company and its operations, the Company believes that the combination of these roles has been and continues to be the most effective approach and strikes a sound balance with appropriate oversight.

Although the Board has not designated a lead independent director, four (4) of the seven (7) current members of the Board are independent, have served for many years and have a good knowledge of the business of the Company.  In addition, the Audit Committee, Nominating/Governance Committee and Organizational Development and Compensation Committee are comprised solely of independent directors. The Company’s non-management directors regularly meet in non-management directors sessions, which sessions allow the directors to speak candidly on any matter of interest, without the Chief Executive Officer or other members of management present.

Overall, the Board is collegial, and all Board members are well-engaged in their responsibilities.  All Board members express their views and are open to the opinions expressed by other directors.  We do not believe that appointing an independent board chairman or lead independent director would improve the performance of the Board at this time.  However, the Board regularly reviews the Company’s leadership structure and reserves the right to alter the structure as it deems appropriate.

Risk Oversight

Executive management continually identifies and monitors the material risks facing the Company, including financial, strategic, operational, legal and compliance risks, together with business relationships and customer relations.  The Board of Directors is responsible for exercising oversight of management’s identification and management of, and planning for, those risks. The Board has delegated to certain of its committees the primary oversight responsibility for those risks that are directly related to their areas of focus.

The Audit Committee reviews our policies and guidelines with respect to risk assessment and risk management, including our major financial risk exposures, and oversees the steps that management has taken to monitor and control those exposures.  The Organizational Development and Compensation Committee considers risk issues when establishing and administering our compensation programs for executive officers and other key personnel.  The Nominating/Governance Committee oversees matters relating to the composition and organization of the Board and advises the Board on how its effectiveness can be improved by changes in its composition and organization.

The Board and its committees exercise their risk oversight function by carefully evaluating the reports that they receive from management and by making inquiries of management with respect to areas of particular interest to the Board or its committees.  We believe that our leadership structure also enhances the Board’s risk oversight function, as Mr. Hoffman, functioning as our Chairman, regularly discusses the material risks facing the Company with other members of the Company’s management team.

The Company also maintains a whistleblower policy, which provides for confidential or anonymous employee communications with the non-management directors of the Board.  The policy is monitored by the Audit Committee.

Board Meetings and Committees

The Board of Directors of the Company conducts its business through meetings of the Board and its committees.  During 2009, the Board of Directors of the Company met six (6) times.  All of the incumbent directors attended at least 75% of the aggregate of the total number of meetings of the Board of Directors and the total number of meetings held by all committees of the Board of Directors on which he served, with the exception of Mr. Isaly who, due to illness, was not able to attend certain meetings.

In addition to participation at Board and committee meetings, the Company’s directors discharge their responsibilities throughout the year through personal meetings and other communications, including considerable telephone contact with the Chief Executive Officer and other members of management regarding matters of interest and concern to the Company.

Directors are encouraged but not required to attend the annual meetings of shareholders.  All but one (1) of the then-current directors attended the Company’s 2009 Annual Meeting of Shareholders.

Our Board of Directors has a standing Audit Committee, Organizational Development and Compensation Committee and Nominating/Governance Committee.  Only members of the Board of Directors can be members of a committee, and each committee is required to report its actions to the full Board of Directors. The functions of each of the Audit Committee, the Organizational Development and Compensation Committee and the Nominating/Governance Committee are governed by charters that have been adopted by the Board of Directors.  The charters of each of these committees are available free of charge in the “Corporate Governance” section of our website, www.alphaprotech.com.

Audit Committee

The purposes of the Audit Committee are to assist the Board of Directors in fulfilling its oversight of the integrity of the Company’s financial statements, the Company’s compliance with legal and regulatory requirements, the independent auditors’ qualifications and independence and the performance of the Company’s internal audit function and independent auditors, as well as to prepare the Audit Committee Report that is included annually in the Company’s proxy statement sent to shareholders for the annual meeting.  The specific functions and responsibilities of the Audit Committee are set forth in the Amended and Restated Audit Committee Charter that was adopted by the Board in April 2004 and included as an exhibit to the Company’s proxy statement for the 2004 Annual Meeting of Shareholders.

The Board has carefully evaluated the backgrounds of the members of the Audit Committee and has determined that each member qualifies as independent under the applicable NYSE Amex listing standards and the rules of the SEC for Audit Committee membership.  The Board also has determined that Russell Manock qualifies as an “audit committee financial expert,” as that term is defined by the applicable rules of the SEC.  As an audit committee financial expert, Mr. Manock also satisfies the NYSE Amex accounting and financial management expertise requirements.  Mr. Manock’s relevant experience is summarized in the section entitled “Proposal 1 — Election of Directors; Information About Director-Nominees” beginning on page 4 of this Proxy Statement.

The Audit Committee, consisting of Messrs. Russell Manock (Chairman), Robert H. Isaly and John Ritota, met seven (7) times in 2009.  The report of the Audit Committee appears on page 24 of this Proxy Statement.

Organizational Development and Compensation Committee

In April 2004, the Board expanded the function of the Compensation Committee to encompass organizational development and adopted an Organizational Development and Compensation Committee Charter.

The function of the committee is to assist the Board of Directors in discharging its oversight responsibilities relating to, among other things, executive compensation, equity and incentive compensation plans, management succession planning and training of all management levels, as well as to produce the Organizational Development and Compensation Committee Report that is included annually in the Company’s proxy statement sent to shareholders for the annual meeting.  The Chief Executive Officer assists the committee with determining the amount of compensation to be paid to the other executive officers, in part, by providing historical and current performance data to the committee, but does not play a role in his own compensation determination.  The committee has discretion to approve, disapprove or modify recommendations made by the Chief Executive Officer and then provides a recommendation regarding compensation of our executive team to the Board for its approval.

The charter of the Organizational Development and Compensation Committee grants the committee the authority to hire outside experts in the field of executive compensation to assist the committee in fulfilling its responsibilities.  Currently, the committee does not use such a compensation consultant or similar expert, and the committee does not delegate its responsibility for determining executive and director compensation.  However, in the future, the committee may engage or seek the advice of a compensation consultant or similar expert.

Each of the members of the committee is independent within the meaning of the NYSE Amex listing standards.

The Organizational Development and Compensation Committee, consisting of Messrs. John Ritota (Chairman), Robert H. Isaly and David B. Anderson, met five (5) times in 2009.  The report of the Organizational Development and Compensation Committee appears on page 18 of this Proxy Statement.

The Organizational Development and Compensation Committee has reviewed the Company’s compensation programs, plans and practices for all employees as they relate to risk management and risk-taking initiatives to ascertain if they serve to encourage or incent risks that are “reasonably likely to have a material adverse effect” on the Company.  As a result of this process, the committee concluded and informed the Board that any risks arising from these programs, plans and practices are not reasonably likely to have a material adverse effect on the Company.  The committee will continue to review the Company’s compensation programs, plans and practices in order to determine if there are incentives that could result in risks that could have such an effect on the Company.

Nominating/Governance Committee

The purposes of the Nominating/Governance Committee are to (1) identify and recommend to the Board of Directors candidates for nomination or appointment as directors, (2) review and recommend to the Board appointments to Board committees, (3) develop and recommend to the Board corporate governance guidelines for the Company and any changes to those guidelines, (4) review, from time to time, the Company’s Code of Business Conduct and Ethics and certain other policies and programs intended to promote compliance by the Company with its legal and ethical obligations and recommend to the Board any changes to the Code of Business Conduct and Ethics and such policies and programs and (5) oversee the Board’s annual evaluation of its own performance.

Each of the members of the committee is independent within the meaning of the NYSE Amex listing standards and other applicable rules.

The committee, consisting of Messrs. David B. Anderson (Chairman), Robert H. Isaly and Russell Manock met four (4) times in 2009.

Consideration of Director-Nominees

Criteria and Diversity

Criteria that are used by the Nominating/Governance Committee in connection with evaluating and selecting new directors include factors relating to whether the candidate would meet the definition of “independent” as defined by the applicable NYSE Amex listing standards, as well as the candidate’s skills, occupation and experience in the context of the needs of the Board.  The Board believes that the backgrounds and qualifications of the directors, considered as a group, should provide a significant composite mix of experience, knowledge and abilities that will allow the Board to fulfill its responsibilities.

The Nominating/Governance Committee continually reviews the qualifications and responsibilities of all directors in consideration of the Board’s overall responsibility to shareholders.  Although neither the Board nor the Nominating/Governance Committee has a formal policy with regard to the consideration of diversity in identifying director nominees, the director nomination process is designed to ensure that the Board considers members with diverse backgrounds, including race, ethnicity, gender, education, skills and experience, with a focus on appropriate financial and other expertise relevant to the Company’s business, and also considers issues of judgment, conflicts of interest, integrity, ethics and commitment to the goal of maximizing shareholder value.  The goal of this process is to assemble a group of directors with deep, varied experience, sound judgment and commitment to the Company’s success.  For a discussion of the individual experience and qualifications of our directors, please refer to the section entitled “Proposal 1 — Election of Directors; Information About Director-Nominees” beginning on page 4 of this Proxy Statement.

Process for Identifying and Evaluating Director-Nominees

The process followed by the Nominating/Governance Committee to identify and evaluate candidates includes requests to Board members and others for recommendations, meetings from time to time to evaluate biographical information and background material relating to potential candidates and interviews of selected candidates by members of the Nominating/Governance Committee and the Board.  Assuming that the appropriate biographical and background material discussed below is provided on behalf of candidates recommended by shareholders, the Nominating/Governance Committee will evaluate those candidates by applying substantially the same criteria, following substantially the same process as that used for candidates submitted by Board members.

Director-Nominees Proposed by Shareholders

The Nominating/Governance Committee will consider candidates recommended by shareholders for inclusion by the Board of Directors in the slate of nominees that the Board recommends to the shareholders for election.  In considering whether to recommend any candidate for inclusion in the Board’s slate of recommended director-nominees, including candidates recommended by shareholders, the Nominating/Governance Committee applies the selection criteria and follows the process described above.

Shareholders may recommend individuals for the Nominating/Governance Committee to consider as potential director candidates by submitting the following information to the Nominating/Governance Committee, c/o Secretary of Alpha Pro Tech, Ltd., 60 Centurian Drive, Suite 112, Markham, Ontario, Canada L3R 9R2:

•                                          The name of the recommended person;

•                                          All information relating to the recommended person that is required to be disclosed in solicitations of proxies for election of directors pursuant to Regulation 14A under the Exchange Act;

•                                          The written consent of the recommended person to being named in the proxy statement as a nominee and to serve as a director if elected;

•                                          As to the shareholder making the recommendation, the name and address of such shareholder as they appear on the Company’s books; provided, however, that if the shareholder is not a registered holder of the Company’s common stock, the shareholder should submit his or her name and address along with a current written statement from the registered holder; and

•                                          A statement disclosing whether such shareholder is acting with or on behalf of any other person and, if applicable, the identity of such person.

Any such recommendation must be received at the address above not less than 120 calendar days before the anniversary date of the Company’s proxy statement released to shareholders in connection with the previous year’s annual meeting.

Shareholder Communications with the Board of Directors

The Board of Directors will give appropriate attention to written communications that are submitted by shareholders and will respond as the Board deems appropriate.  Absent unusual circumstances or as contemplated by committee charters, the Chairman of the Nominating/Governance Committee primarily will be responsible for monitoring communications from shareholders and providing copies or summaries of such communications to the other directors as he deems appropriate.  Communications will be forwarded to all directors if such communications relate to substantive matters and include suggestions or comments that the Chairman of the Nominating/Governance Committee considers important.

Shareholders and other interested parties who wish to send communications on any topic to the Board should address such communications to Chairman of the Nominating/Governance Committee, c/o Secretary of Alpha Pro Tech, Ltd., 60 Centurian Drive, Suite 112, Markham, Ontario, Canada L3R 9R2.

All written communications to the Company’s Board of Directors will be relayed to the Nominating/Governance Committee without being screened by management.

Compensation Committee Interlocks and Insider Participation

The Organizational Development and Compensation Committee, which establishes the compensation of the Company’s executive officers, during 2009 was comprised of Messrs. John Ritota (Chairman), Robert H. Isaly and David B. Anderson.  No member of the committee is, or was during 2009, an executive officer of another company with a board of directors that has a comparable committee on which one of our executive officers serves.

TRANSACTIONS WITH RELATED PERSONS

Policy and Procedures Regarding Related Person Transactions

The Company recognizes that transactions between it or its subsidiaries and any of its directors or executive officers may present potential or actual conflicts of interest that are not in the best interests of the Company and its shareholders.  Therefore, as a general matter and in accordance with the Company’s Code of Business Conduct and Ethics, the Company prefers to avoid such transactions.  However, we may occasionally enter into or participate in transactions with certain “related persons.”  “Related persons” include our executive officers, directors, 5% or more beneficial owners of our common stock, immediate family members of these persons and entities in which one of these persons has a direct or indirect material interest.  We refer to transactions with these related persons as “related person transactions.”

Although there are no written procedures in place, it is the Company’s policy to approve and ratify transactions involving related persons only when the Board of Directors determines that the transaction in question is in, or is not inconsistent with, the best interests of the Company and its shareholders.  Factors considered include whether the related person transaction is on terms no less favorable than terms generally available to an unaffiliated third party under the same or similar circumstances and the extent of the related person’s interest in the transaction.  No director may participate in any discussion or approval of any related person transaction in which he or she is a related person, but that director must provide the Board with all material information concerning the transaction.

Additionally, the Audit Committee of the Company’s Board of Directors, pursuant to its written charter, has developed, and the Board has approved, a Code of Business Conduct and Ethics, which sets forth certain factors that must be considered in identifying potential conflicts of interest and certain situations that could bring rise to a conflict of interest.  Any such potential conflict of interest situations must be discussed with the Code of Ethics Contact Person, currently the Company’s Chief Executive Officer.

Certain Transactions with Related Persons

Lloyd Hoffman, the Chief Financial Officer of the Company, is the son of Sheldon Hoffman.  Lloyd Hoffman’s total compensation received from the Company in 2009 is disclosed in the Summary Compensation Table on page 19 of this Proxy Statement.

EXECUTIVE COMPENSATION AND OTHER INFORMATION

Compensation Discussion and Analysis

This Compensation Discussion and Analysis addresses the objectives and implementation of the Company’s executive compensation program and focuses on the policies and decisions underlying the program.  In addition, the Company intends for this Compensation Discussion and Analysis to clearly describe the current executive compensation program of the Company, including the underlying philosophy of the program and the criteria on which executive compensation is based.

Executive Compensation Objectives

The Company’s executive compensation objectives are to:

•                  Motivate and retain highly qualified managers and executives;

•                  Link executives’ total compensation to Company and individual job performance; and

•                  Provide an appropriate balance between incentives focused on achievement of annual business plans and longer-term incentives tied to increases in shareholder value.

Our compensation philosophy is consistent with, and attempts to further, our belief that the caliber and motivation of our executive officers, and their leadership, are critical to our success.

Oversight of the Compensation Program/Role of Executive Officers

The Organizational Development and Compensation Committee oversees our compensation program and approves the compensation paid to all executive officers, including the Chief Executive Officer, the Chief Financial Officer and our two other executive officers (collectively, the “Named Executive Officers”) (our Named Executive Officers are identified in the 2009 Summary Compensation Table that appears on page 19 of this Proxy Statement).  All of the members of the Organizational Development and Compensation Committee have been determined by the Board of Directors to qualify as “independent” under the applicable NYSE Amex director independence standards.  The Organizational Development and Compensation Committee operates under a written charter, a copy of which is posted in the “Corporate Governance” section of our website, www.alphaprotech.com.

Our Organizational Development and Compensation Committee’s responsibilities include reviewing and approving annually the amount, form and terms of compensation to be paid to the Named Executive Officers and assessing and making recommendations to the Board regarding executive compensation and benefit plans and programs.  The Chief Executive Officer assists the committee with determining the amount of compensation to be paid to the other executive officers, in part, by providing historical and current performance data to the committee, but does not play a role in his own compensation determination.  The committee has discretion to approve, disapprove or modify recommendations made by the Chief Executive Officer and then provides a recommendation regarding compensation of our executive team to the Board for its approval.

The charter of the Organizational Development and Compensation Committee grants the committee the authority to hire outside experts in the field of executive compensation to assist the committee in fulfilling its responsibilities.  Currently, the committee does not use such a compensation consultant or similar expert, and the committee does not delegate its responsibility for determining executive and director compensation.  However, in the future, the committee may engage or seek the advice of a compensation consultant or similar expert.

Elements of Executive Compensation

The key elements of the Company’s executive compensation program are (i) base salary, (ii) discretionary annual incentive compensation and long-term incentive compensation and (iii) contractual incentive awards for certain of the Named Executive Officers.

Base Salary

The Company pays its Named Executive Officers a fixed, annual base salary.  Base salary is determined principally by job responsibilities required by the position, the length of service of the individual in such position and at the Company and individual competence.  Base salaries provide a degree of financial stability for the Named Executive Officers, with increases designed to reward recent performance and contributions.  The amount of base salaries and any future increase or decrease in base salaries may also take into account the compensation paid by our competitors and/or other comparably-sized companies. Base salaries are reviewed and approved by the Board annually to determine their appropriateness.

Discretionary Annual Incentive Compensation and Long-Term Incentive Compensation

Cash bonuses and awards of stock options reflect each individual Named Executive Officer’s contribution to the overall financial performance of the Company.  Except as discussed below in relation to Messrs. Millar and Hoffman, we do not have a regular or pre-established plan for making either cash bonuses or equity awards.

Discretionary cash bonuses are paid on a case-by-case basis at the discretion of the Organizational Development and Compensation Committee and the Board of Directors.  Cash bonuses are paid in circumstances where the Board believes that it is appropriate to reward exceptional individual and/or Company performance.  The Organizational Development and Compensation Committee reviews and recommends to the Board for approval bonuses paid to our Named Executive Officers.  We expect to pay cash bonuses to executive officers in the future as a part of the Company’s overall executive compensation program as circumstances warrant.  Our bonus structure has been, and will continue to be, designed to reward individual and Company performance.

The Company uses stock-based awards to provide long-term incentive compensation and to link the financial interests of its executive officers with the financial interests of its shareholders. The Company’s program for granting stock options contributes significantly to that linkage.  Grants are made on a discretionary basis taking into account our need to incentivize management.  Stock options become exercisable over time and, thus, require a longer-term commitment by the Named Executive Officers to realize the appreciation potential of the options.  The terms of the options and the dates after which they become exercisable are established by the Board within the parameters of the Option Plan.  We do not grant stock appreciation rights.  As described under “Proposal 2 — Approval of Amendment to the Alpha Pro Tech, Ltd. 2004 Stock Option Plan,” beginning on page 5 of this Proxy Statement, the Option Plan combines two (2) previously expired separate plans for employees and directors.

Contractual Incentive Awards

Contractual incentive awards are provided for two (2) of our Named Executive Officers through profit participation.  Messrs. Sheldon Hoffman and Alexander W. Millar are each entitled to a cash incentive participation equal to 5% of the consolidated annual pre-tax profits of the Company, excluding bonus expenses.

The Company believes that each key element complements the others and that together they achieve the Company’s principal compensation objectives.  Our compensation program has been successful in retaining executive talent, as evidenced by the longstanding employment with the Company of our current executive officers.

Perquisites

None of our Named Executive Officers receive any perquisites.  Our policy is not to provide perquisites to executives, in part because we believe that they do not effectively incentivize management to improve the financial performance of the Company.  Additionally, we do not maintain any pension or defined benefit plans specifically for the benefit of our executive officers.

Our executive officers may participate in the Company’s 401(k) plan on the same terms as all of our employees.  We match employee contributions up to 25% of the contributing participant’s effective deferral but not in excess of 4% of such contributing participant’s compensation.  Senior management, including the Named Executive Officers, may also participate in our other benefit plans on the same terms as our other employees.  These plans include medical and dental insurance, life insurance and long-term disability insurance.

Tax and Accounting Implications

Deductibility of Executive Compensation

The Internal Revenue Service under Section 162(m) of the Code will generally deny the deduction of compensation paid to certain executive officers to the extent that such compensation exceeds $1,000,000 per executive officer per year, subject to an exception for compensation that meets certain “performance-based” requirements.  Whether the Section 162(m) limitations with respect to an executive officer will be exceeded and whether the Company’s tax deduction for compensation paid in excess of the $1,000,000 limit will be denied will depend upon the resolution of various factual and legal issues that cannot be resolved at this time.  As to options granted under the Option Plan, the Organizational Development and Compensation Committee intends to qualify, to the extent practicable, such options under the rules governing the Section 162(m) limitation so that compensation attributable to such options will not be subject to these rules.  While the Company believes that all other compensation paid should be fully deductible for federal income tax purposes, the Organizational Development and Compensation Committee continues to review and consider the deductibility of executive compensation under Section 162(m) of the Code.

Accounting for Stock-Based Compensation

The Company accounts for stock-based compensation, including stock options granted under the Option Plan, in accordance with the requirements of Financial Accounting Standards Board Accounting Standards Codification Topic 718 (FASB ASC 718), Compensation — Stock Compensation.

Organizational Development and Compensation Committee Report

The Organizational Development and Compensation Committee, comprised of independent directors, reviewed and discussed the above Compensation Discussion and Analysis with the Company’s management.  Based on the review and discussion, the Organizational Development and Compensation Committee recommended to the Company’s Board of Directors that the Compensation Discussion and Analysis be included in this Proxy Statement.

This report furnished by the Compensation Committee:

John Ritota (Chairman)

Robert H. Isaly

David B. Anderson

2009 Summary Compensation Table

The following table sets forth, for the years ended December 31, 2009, 2008 and 2007, a summary of the compensation paid to or earned by the Named Executive Officers.  Based on the compensation reflected in the table below, “Salary” accounted for the following percentages of each Named Executive Officer’s total compensation for the year ended December 31, 2009: 39.4% for Mr. Sheldon Hoffman; 39.4% for Mr. Millar; 75.0% for Mr. Lloyd Hoffman; and 74.4% for Mr. Montgomery.

		Salary	Bonus	Option Awards	All Other Compensation
Name and Principal Position	Year	(1)	(2)	(3)(4)	(5)	Total
Sheldon Hoffman Chief Executive Officer	2009	$500,000	$770,000	—	—	$1,270,000
	2008	$500,000	$140,000	$45,000	—	$685,000
	2007	$450,000	$206,500	$46,000	—	$702,500

Alexander W. Millar President	2009	$500,000	$770,000	—	—	$1,270,000
	2008	$500,000	$140,000	$45,000	—	$685,000
	2007	$450,000	$206,500	$46,000	—	$702,500

Lloyd Hoffman Chief Financial Officer	2009	$300,000	$100,000	—	—	$400,000
	2008	$300,000	$45,000	$22,500	—	$367,500
	2007	$272,000	$55,000	$23,000	—	$350,000

Danny Montgomery Senior Vice President of Alpha ProTech Engineered Products, Inc. and Senior Vice President of Manufacturing	2009	$300,000	$100,000	—	$3,081	$403,081
	2008	$300,000	$45,000	$22,500	$2,985	$370,485
	2007	$260,000	$55,000	$23,000	$2,578	$340,578

(1)         The amount reported in this column reflects the dollar amount of base salary paid for the year and includes any salary increases effective during the year.

(2)         The amount reported in this column reflects annual cash incentive compensation for each officer, based on performance in the respective year, and determined by the Organizational Development and Compensation Committee in February of the following year and paid soon after.  In the case of the Chief Executive Officer and President, the bonus is a contractual incentive award as discussed on page 17 of this Proxy Statement.

(3)         The amounts reported in this column reflect the aggregate grant date fair value of the equity awards, as computed in accordance with FASB ASC 718, Compensation — Stock Compensation.  These are not amounts paid to the Named Executive Officer.  There can be no assurance that the grant date fair value will ever be realized.

(4)         There were no options granted in 2009.

(5)         The amount reported in this column represents all perquisites and other personal benefits paid by the Company, if any.  For Mr. Montgomery, this amount represents matching contributions made by the Company under our 401(k) plan.

Grants of Plan-Based Awards

The Company did not grant any plan-based awards to its Named Executive Officers in 2009.

Outstanding Equity Awards at Fiscal Year-End

The following table provides information with respect to the options held by the Named Executive Officers at December 31, 2009.

The options included below have an exercise price equal to the average of the high and low trading prices of the Company’s common stock on the grant date, typically have a five (5) year life and are scheduled to vest in equal installments over three (3) years beginning one (1) year after grant date.

	Option Awards
Name	Date of Grant	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable		Option Exercise Price	Option Expiration Date
Alexander W. Millar	8/09/2004	75,000	—		$1.58	8/08/2014
	8/23/2006	100,000	—		$1.98	8/22/2011
	8/29/2007	66,666	33,334	(1)	$1.50	8/29/2012
	9/11/2008	33,333	66,667	(2)	$1.23	9/10/2013

Sheldon Hoffman	8/09/2004	75,000	—		$1.58	8/08/2014
	8/23/2006	100,000	—		$1.98	8/22/2011
	8/29/2007	66,666	33,334	(1)	$1.50	8/29/2012
	9/11/2008	33,333	66,667	(2)	$1.23	9/10/2013

Lloyd Hoffman	8/09/2004	50,000	—		$1.58	8/08/2014
	8/23/2006	50,000	—		$1.98	8/22/2011
	8/29/2007	33,332	16,668	(3)	$1.50	8/29/2012
	9/11/2008	16,666	33,334	(4)	$1.23	9/10/2013

Danny Montgomery	8/09/2004	50,000	—		$1.58	8/08/2014
	8/23/2006	50,000	—		$1.98	8/22/2011
	8/29/2007	33,332	16,668	(3)	$1.50	8/29/2012
	9/11/2008	16,666	33,334	(4)	$1.23	9/10/2013

(1)         Unexercisable options to vest on August 29, 2010.

(2)         Unexercisable options to vest in two annual installments: 33,333 options on September 10, 2010 and 33,334 options on September 10, 2011.

(3)         Unexercisable options to vest on August 29, 2010.

(4)         Unexercisable options to vest in two annual installments: 16,666 options on September 10, 2010 and 16,668 options on September 10, 2011.

Option Exercises and Stock Vested in 2009

There were no option exercises during 2009 by any of the Named Executive Officers.

Benefit Plans

Retirement Savings Plan

The Company has a Retirement Savings Plan (the “401(k) Plan”) that is intended to qualify under Section 401(k) of the Code.  Employees of the Company who have attained age 21 and have completed at least one (1) year of service with the Company are eligible to make contributions to the 401(k) Plan on a pre-tax basis of up to 12% of the participant’s compensation in any year in accordance with limitations defined in the Code.  Under the 401(k) Plan, the Company matches 25% of the contributing participant’s effective deferral but not in excess of 4% of such contributing participant’s compensation.  The pre-tax contributions made by a participant and the earnings thereon are at all times fully vested.  The participant’s interest in Company contributions and the earnings thereon will become vested at the rate of 20% per year for each year of service with the Company or, if earlier, upon such participant’s death or disability.  A participant’s fully vested benefit under the 401(k) Plan may be distributed to the participant upon his retirement, death, disability or termination of employment or upon reaching age 59 1/2.  The Company’s only contribution in 2009 on behalf of any of the Named Executive Officers was $3,081 on behalf of Danny Montgomery.

DIRECTOR COMPENSATION

The Company uses cash compensation and awards of stock options to attract and retain qualified candidates to serve on the Board of Directors.  In establishing director compensation, the Company considers the significant amount of time that directors expend in fulfilling their duties to the Company, as well as the skill level required by the Company of members of the Board.

Under the Company’s corporate governance guidelines, non-employee director compensation is determined annually by the Board of Directors acting upon the recommendation of the Organizational Development and Compensation Committee.  Directors who are also employees of the Company receive no additional compensation for their service as a director.  Non-employee directors of the Company are paid an annual retainer of $14,000.  The Organizational Development and Compensation Committee and the Nominating/Governance Committee chairmen each receive an additional $1,000 per year in compensation, and the Audit Committee chairman receives an additional $10,000 per year in compensation.  Directors also are reimbursed for their direct expenses incurred in attending meetings of the Board or the committees of the Board.   Non-employee directors are paid bi-annually in June and December.

Beginning with the Company’s 2004 Annual Meeting of Shareholders, each non-employee director became eligible to receive under the Option Plan (i) a grant of a non-qualified stock option to purchase up to a maximum of 15,000 shares of common stock at each annual meeting at which he or she continues as a non-employee director and (ii) a grant of a non-qualified stock option to purchase up to a maximum of 25,000 shares of common stock at the time at which he or she first becomes a non-employee director.  Notwithstanding the foregoing, an individual who was first appointed a non-employee director on or after January 1, 2004 and prior to the Company’s 2004 Annual Meeting of Shareholders received the initial stock option grant described in (ii) above.

The aggregate number of shares issuable pursuant to options held by each non-employee director as of December 31, 2009 was as follows: Robert H. Isaly: 60,000 shares; John Ritota: 45,000 shares; Russell Manock: 40,000 shares; and David B. Anderson: 70,000 shares.  The Company did not grant any plan-based awards to its non-employee directors in 2009.

2009 Director Compensation Table

The following table provides information regarding compensation earned or paid to the Company’s non-employee directors in 2009.

Name (1)	Fees Earned or Paid in Cash	All Other Compensation (2)	Total
Robert H. Isaly	$14,000	$15,000	$29,000
John Ritota	$15,000	$15,000	$30,000
Russell Manock	$24,000	$15,000	$39,000
David B. Anderson	$15,000	$15,000	$30,000

(1)         Sheldon Hoffman, Alexander W. Millar and Danny Montgomery are not included in this table, as they are, and at all times during 2009 were, employees of the Company and, thus, received no compensation for their service as directors.  The compensation received by these individuals as employees of the Company is shown in the 2009 Summary Compensation Table on page 19 of this Proxy Statement.

(2)         This column includes for each director a $15,000 cash payment that each director elected to receive in lieu of the award of 15,000 stock options that each director is entitled to receive under the Option Plan.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information as of April 19, 2010 with respect to shares of common stock of the Company beneficially owned by each director of the Company, each nominee for director, each Named Executive Officer, by all directors and executive officers as a group and by persons known by the Company to be beneficial owners of more than 5% of the Company’s common stock.

Unless otherwise indicated, the address of each beneficial owner is c/o Alpha Pro Tech, Ltd., 60 Centurian Drive, Suite 112, Markham, Ontario, Canada L3R 9R2.

Name of Beneficial Owner	Number of Shares of Common Stock (1)		Percent of Class (2)

William R. Lykken (3)	1,219,051	(4)	5.4%
Sheldon Hoffman	1,389,513	(5)	6.2%
Alexander W. Millar	1,816,185	(6)	8.1%
Robert H. Isaly	395,220	(7)	1.8%
John Ritota	170,250	(8)	*
Russell Manock	108,400	(9)	*
David B. Anderson	109,334	(10)	*
Danny Montgomery	295,918	(11)	1.3%
Lloyd Hoffman	210,998	(12)	*
All directors and executive officers as a group (8 persons)	4,495,818		20.0%

*Represents less than 1% of our outstanding shares.

(1)         The number of shares of common stock reflected in the table is that number of shares that are deemed to be beneficially owned under the federal securities laws.  Shares deemed to be beneficially owned include shares as to which, directly or indirectly, through any contract, relationship, arrangement, understanding or otherwise, either voting power or investment power is held or shared or as to which the individual has the right to acquire beneficial ownership within sixty (60) days through the exercise of an option, warrant, right of conversion of a security or otherwise.  Unless otherwise stated, the named person has the sole voting and investment power for the shares indicated.

(2)         Percentage of ownership is based on 22,424,283 shares of Company common stock outstanding as of April 19, 2010 and treats as outstanding all shares underlying currently exercisable options held by the identified beneficial owner.  These shares, however, are not deemed outstanding for the purpose of computing the percentage ownership of any other person.

(3)         The address of William R. Lykken is 310 West 17th Street, Grafton, North Dakota 58237.

(4)         Includes 42,956 shares owned beneficially by Mr. Lykken’s wife, as to which Mr. Lykken disclaims beneficial ownership.

(5)         Includes 274,999 shares subject to currently exercisable options and includes 44,325 shares owned beneficially by Mr. Hoffman’s wife, as to which Mr. Hoffman disclaims beneficial ownership.  Does not include 410,051 shares owned beneficially by 1268265 Ontario Inc., the sole shareholder of which is the Hoffman Family Trust.  The Hoffman Family Trust was established by Mr. Hoffman, but Mr. Hoffman is neither a trustee nor a beneficiary of the trust and has no power to vote or dispose of the shares held through the trust.  Mr. Hoffman, therefore, disclaims beneficial ownership of these shares.

(6)         Includes 274,999 shares subject to currently exercisable options and includes 182,727 shares and 15,000 shares subject to currently exercisable options owned beneficially by Mr. Millar’s wife, as to which Mr. Millar disclaims beneficial ownership.

(7)         Includes 60,000 shares subject to currently exercisable options and includes 135,207 shares owned by the Robert Isaly Family Trust and 82,146 shares owned by the Mary Jean Isaly Family Trust.

(8)         Includes 45,000 shares subject to currently exercisable options and includes 19,400 shares owned beneficially by Dr. Ritota’s wife and 5,000 shares owned beneficially by Dr. Ritota’s daughter, as to which Dr. Ritota disclaims beneficial ownership.

(9)         Includes 35,000 shares subject to currently exercisable options.

(10)  Includes 70,000 shares subject to currently exercisable options.

(11)  Includes 149,998 shares subject to currently exercisable options and 4,320 shares owned beneficially by Mr. Montgomery’s wife, as to which Mr. Montgomery disclaims beneficial ownership.

(12)  Includes 149,998 shares subject to currently exercisable options.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act requires the Company’s officers and directors, and persons who own more than 10% of a registered class of the Company’s equity securities, to file initial reports of ownership and reports of changes in ownership of the Company’s common stock with the SEC.  Such persons are required by SEC regulations to furnish the Company with copies of all Section 16(a) reports that they file.

To our knowledge, based solely on a review of the copies of such reports furnished to the Company and written representations that no other reports were required, during the fiscal year ended December 31, 2009, all Section 16(a) reports applicable to the Company’s directors, officers and greater than 10% beneficial owners were timely filed, with the exception of the following: (i) a Form 4 filed by Russell Manock on August 4, 2009, as amended on August 19, 2009, which reported the exercise of stock options on July 29, 2009; (ii) a Form 4 filed by Sheldon Hoffman on November 17, 2009, which reported the sale of 60,000 shares on November 10, 2009; and (iii) Form 4 transactions reported on a Form 5 filed by Robert H. Isaly on February 16, 2010, which reported the sale of 30,000 shares, 3,900 shares, 6,100 shares and 10,000 shares on May 12, 2009, August 11, 2009, August 12, 2009 and August 31, 2009, respectively, by the Robert H. Isaly Family Trust and the sale of 15,000 shares, 10,000 shares and 20,000 shares on September 17, 2009, November 10, 2009 and November 11, 2009, respectively, by the Mary Jean Isaly Family Trust.

AUDIT COMMITTEE REPORT

The Audit Committee, which is appointed annually by the Board of Directors at its meeting following the annual meeting of shareholders, currently consists of three (3) directors, all of whom are independent and meet the other qualification requirements under the applicable rules of the NYSE Amex and the SEC.  The Audit Committee currently acts under an amended and restated written charter that was adopted by the Board of Directors in April 2004.  As described in its charter, the Audit Committee is responsible for providing independent, objective oversight of the Company’s accounting functions and internal controls, including recommending to the Board of Directors an accounting firm to serve as the Company’s independent registered public accountants.  The Audit Committees is not responsible for planning or conducting the audits or determining that the Company’s financial statements are complete and accurate and in accordance with the generally accepted accounting principles.

The Audit Committee hereby submits the following report:

•                  The Audit Committee has reviewed and discussed with management the Company’s audited financial statements for the fiscal year ended December 31, 2009.

•                  The Audit Committee has discussed with Mayer Hoffman McCann P.C., the Company’s independent registered public accountants, the matters required to be discussed by Statement on Auditing Standards No. 61, Communication with Audit Committees, as modified or supplemented, and as adopted by the Public Company Accounting Oversight Board in Rule 3200T.

•                  The Audit Committee has received and reviewed the written disclosures and the letter from Mayer Hoffman McCann P.C. required by applicable requirements of the Public Company Accounting Oversight Board regarding Mayer Hoffman McCann P.C.’s communications with the Audit Committee concerning independence and has discussed with Mayer Hoffman McCann P.C. their independence.  The committee considered whether the provision of non-financial audit services was compatible with Mayer Hoffman McCann P.C.’s independence in performing financial audit services.

Based upon the review and discussions referred to above, and relying thereon, the Audit Committee recommended to the Board of Directors, and the Board has approved, that the Company’s audited financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2009 for filing with the SEC.

This report furnished by the Audit Committee:

Russell Manock (Chairman)

Robert H. Isaly

John Ritota

INDEPENDENT PUBLIC ACCOUNTANTS

On July 21, 2009, the Company dismissed its independent registered public accounting firm, PricewaterhouseCoopers LLP (“PwC”), and engaged Mayer Hoffman McCann P.C. (“MHM”) to serve as the Company’s independent registered public accounting firm.  The dismissal of PwC and the appointment of MHM were approved by the Company’s Audit Committee.  MHM reviewed the Company’s quarterly financial statements beginning with the fiscal quarter ended June 30, 2009 and audited the Company’s financial statements for the fiscal year ending December 31, 2009.

The reports of PwC on the Company’s consolidated financial statements as of and for the fiscal years ended December 31, 2007 and 2008 did not contain an adverse opinion or a disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principle.

During the fiscal years ended December 31, 2007 and 2008 and through July 21, 2009, there were no disagreements with PwC on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of PwC, would have caused PwC to make reference thereto in its reports on the Company’s consolidated financial statements for such years.  Furthermore, no “reportable events” (as defined in Item 304(a)(1)(v) of Regulation S-K) occurred during the fiscal years ended December 31, 2007 or 2008 and through July 21, 2009.

The Company provided PwC with a copy of the foregoing disclosures and requested that PwC furnish it with a letter addressed to the SEC stating whether or not PwC agreed with the statements made by the Company with respect to PwC set forth above and, if not, stating the respects in which PwC did not agree.  A copy of PwC’s letter was attached as Exhibit 16 to the Current Report on Form 8-K filed by the Company on July 24, 2009.

During the Company’s fiscal years ended December 31, 2007 and 2008 and through July 21, 2009, neither the Company, nor anyone on the Company’s behalf, consulted MHM regarding (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s consolidated financial statements or (ii) any other matter that was either the subject of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K) or a “reportable event” (as defined in Item 304(a)(1)(v) of Regulation S-K).

PROPOSAL 3 — RATIFICATION OF APPOINTMENT OF
INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS

The Audit Committee of the Board of Directors has appointed Mayer Hoffman McCann P.C. as the Company’s independent registered public accountants to perform an independent audit of our financial statements and the effectiveness of our internal control over financial reporting in accordance with the standards of the Public Company Accounting Oversight Board (United States) and to issue an opinion thereon for the 2010 fiscal year.  The Board of Directors has directed that such appointment be submitted for ratification by the shareholders at the Annual Meeting.  If the shareholders should fail to ratify the appointment of the independent accountants, the Audit Committee will reconsider the appointment.  Even if the appointment is ratified, the Audit Committee in its discretion may select a different independent registered public accounting firm at any time during the year if it determines that such a change would be in the best interests of the Company and our shareholders.

MHM has served as the independent registered public accounting firm for the Company since July 2009.  A representative of MHM is expected to be present at the Annual Meeting and will have the opportunity to make statements if he or she desires to do so and will be available to respond to appropriate questions.

Principal Accountant Fees

The following table sets forth the fees billed to us by MHM and PwC as of and for the years ended December 31, 2009 and 2008:

Mayer Hoffman McCann P.C.

For the Year Ended December 31,

	2009	2008
Audit Fees	$210,318	$17,000
Audit-Related Fees	0	0
Tax Fees	30,332	0
All Other Fees	0	0
	$240,650	$17,000

PricewaterhouseCoopers LLP

For the Year Ended December 31,

	2009	2008
Audit Fees	$49,410	$280,000
Audit-Related Fees	0	0
Tax fees	28,174	60,000
All Other Fees	0	0
	$77,584	$340,000

Audit Fees

Audit fees paid to MHM were for professional services rendered relating to the audit of the Company’s annual financial statements, the review of financial statements included in the Company’s Forms 10-Q and the audit of the Company’s benefit plan.

Audit fees paid to PwC were for professional services rendered relating to the audit of the Company’s annual financial statements, the review of financial statements included in the Company’s Forms 10-Q and services related to the Company’s changes in its independent registered public accounting firm during 2009.

Audit-Related Fees

There were no Audit-Related fees paid to either PwC or MHM in 2008 or 2009.

Tax Fees

Tax fees represent the fees billed for services relating to tax compliance, filing tax returns and tax advice on state tax requirements.

All Other Fees

All Other Fees encompasses any services provided by the independent registered public accountants other than the services reported in the other above categories.  There were no such fees paid to either PwC or MHM in 2008 or 2009.

Pre-Approval Policy

The Audit Committee’s policy is to specifically pre-approve all audit and non-audit services to be rendered by the independent registered public accountants.  Through this policy, the Audit Committee can effectively monitor the costs of services and can ensure that the provision of such services does not impair the registered public accountant’s independence.

Required Vote; Board Recommendation

The affirmative vote of the holders of a majority of the shares of common stock present in person or represented by proxy at the Annual Meeting and entitled to vote is required to ratify the appointment of independent registered public accountants.  Abstentions will have the effect of a negative vote, and your bank, broker or nominee will continue to have discretion to vote any uninstructed shares.  Unless instructed to the contrary, the shares represented by the proxies will be voted to approve the ratification of the appointment of Mayer Hoffman McCann P.C. as the Company’s independent registered public accountants for the fiscal year ending December 31, 2010.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR PROPOSAL 3.

SHAREHOLDER PROPOSALS FOR 2011 ANNUAL MEETING

If any shareholder wishes to submit a proposal for inclusion in the proxy materials for the Company’s 2011 Annual Meeting of Shareholders, the shareholder must comply with applicable securities regulations, including providing adequate notice to the Company. Such proposals must be received at the Company’s executive offices on or before December 31, 2010 in order to be considered for inclusion in the Company’s proxy materials relating to such meeting.

A shareholder must notify the Company before March 16, 2011 of a proposal for the 2011 Annual Meeting of Shareholders that the shareholder intends to present other than by inclusion in the Company’s proxy materials. If the Company does not receive such notice prior to March 16, 2011, proxies solicited by the Board of Directors of the Company will be deemed to have conferred discretionary authority to vote upon any such matter.

Any proposal must be submitted in writing, by certified mail-return receipt requested, to the Company at 60 Centurian Drive, Suite 112, Markham, Ontario, Canada L3R 9R2, Attention: Sheldon Hoffman, Chief Executive Officer.

ANNUAL REPORT

A COPY OF OUR 2009 ANNUAL REPORT TO SHAREHOLDERS, WHICH INCLUDES OUR FINANCIAL STATEMENTS, IS ENCLOSED WITH THIS PROXY STATEMENT.  IF THE ANNUAL REPORT IS NOT INCLUDED, PLEASE NOTIFY US IN WRITING AT 60 CENTURIAN DRIVE, SUITE 112, MARKHAM, ONTARIO, CANADA L3R 9R2, ATTENTION: SHELDON HOFFMAN, CHIEF EXECUTIVE OFFICER.

THE COMPANY WILL FURNISH TO SHAREHOLDERS WITHOUT CHARGE, UPON WRITTEN REQUEST, A COPY OF THE COMPANY’S ANNUAL REPORT ON FORM 10-K, INCLUDING THE ACCOMPANYING FINANCIAL STATEMENTS AND SCHEDULES, REQUIRED TO BE FILED WITH THE SEC FOR THE YEAR ENDED DECEMBER 31, 2009.  COPIES OF THE EXHIBITS TO THE FORM 10-K ALSO WILL BE AVAILABLE UPON PAYMENT OF A REASONABLE FEE FOR COPYING CHARGES.  REQUESTS SHOULD BE SUBMITTED IN WRITING TO 60 CENTURIAN DRIVE, SUITE 112, MARKHAM, ONTARIO, CANADA L3R 9R2, ATTENTION: SHELDON HOFFMAN, CHIEF EXECUTIVE OFFICER.

OTHER MATTERS

As of the date of this Proxy Statement, neither management nor the Board knows of any other matters to come before the Annual Meeting other than those referred to herein and in the Notice of Annual Meeting of Shareholders.  However, should any other matters properly come before the Annual Meeting, the shares represented by the proxy solicited hereby will be voted on such matters in accordance with the best judgment of the persons voting the shares represented by the proxy.

Please complete, sign and date the enclosed proxy, and return it in the enclosed postage paid envelope as promptly as possible.  You may revoke the proxy by giving written notice of revocation to the Company at any time prior to the voting thereof, by executing and delivering a later-dated proxy or by attending the Annual Meeting and voting in person.

EXHIBIT A

ALPHA PRO TECH, LTD.

2004 STOCK OPTION PLAN

(As Amended on June 7, 2010)

SECTION 1

PURPOSE

The purpose of the Alpha Pro Tech, Ltd. 2004 Stock Option Plan (the “Plan”) is to recognize the contributions made to Alpha Pro Tech, Ltd. (the “Company”) and its Subsidiaries and Affiliated Companies and all its shareholders by Key Employees of the Company and its Subsidiaries and Affiliated Companies to provide such persons with additional incentive to devote themselves to the future success of the Company and its Subsidiaries and Affiliated Companies and to improve the ability of the Company and its Subsidiaries and Affiliated Companies to attract, retain and motivate individuals, by providing such persons with the opportunity to acquire or increase their proprietary interest in the Company through receipt of grants of Stock Options to acquire shares of Common Stock of the Company.  In addition, the Plan is intended as an additional incentive to members of the Board of Directors of the Company who are not employees of the Company to serve on the Board of Directors of the Company and to devote themselves to the future success of the Company by providing them with an opportunity to acquire or increase their proprietary interest in the Company through receipt of grants of Options to acquire Common Stock of the Company.

SECTION 2

DEFINITIONS

As used in the Plan, the following terms shall have the meanings set forth below:

2.1          “Affiliated Company” or “Affiliated Companies” means corporation(s) or other business organization(s) in which the Company owns, directly or indirectly, 20% or more of the voting stock or capital at the relevant time.

2.2          “Agreement” means a Stock Option Agreement, granted under the Plan.

2.3          “Board” means the Board of Directors of the Company.

2.4          “Change in Control” has the meaning set forth in Section 9 of the Plan.

2.5          “Code” means the internal Revenue Code of 1986, as amended from time to time.

2.6          “Committee” means the Compensation Committee of the Board or such other committee as may be designated by the Board from time to time to administer the Plan.

2.7          “Common Stock” means the Common Stock, par value $.01 per share, of the Company.

2.8          “Company” means Alpha Pro Tech, Ltd., a Delaware corporation.

2.9          “Director” means a director of the Company.

2.10        “Exchange Act” means the Securities Exchange Act of 1934, as amended from time to time.

2.11        “Fair Market Value” means the closing sales price of the Common Stock on the primary national securities exchange on which such stock is listed (as reported in The Wall Street Journal, Eastern Edition).  Notwithstanding the foregoing, Fair Market Value shall be determined in a manner consistent with avoiding adverse tax consequences under Section 409A of the Code.

2.12        “Incentive Stock Option” or “ISO” means a Stock Option granted under Section 7 of the Plan that meets the requirements of Section 422(b) of the Code of the Code or any successor provision.

2.13        “Key Employee” means officers, other key employees, and consultants of the Company or any Subsidiary or Affiliated Company selected to participate in the Plan in accordance with Sections 3 and 4. A Key Employee may also include a person who is granted an option (other than an Incentive Stock Option) in connection with the hiring of such person prior to the date the person becomes an employee of the Company or any Subsidiary, provided that such option shall not vest prior to the commencement of employment.

2.14        “Non-Employee Director” means a Director who is not an employee of the Company or a Subsidiary or Affiliated Company.

2.15        “Non-Qualified Stock Option” or “NSO” means a Stock Option granted under Section 6 or 7 of the Plan that is not an Incentive Stock Option.

2.16        “Participant” means any Key Employee or Non-Employee Director selected to receive a grant of a Stock Option.

2.17        “Plan” means the Alpha Pro Tech, Ltd. 2004 Stock Option Plan.

2.18        “Stock Option” means an Incentive Stock Option or a Non-Qualified Stock Option granted under Section 6 or 7 of the Plan.

2.19        “Subsidiary” means an entity of which the Company is the direct or indirect beneficial owner of not less than 50% of all issued and outstanding equity interest of such entity.

SECTION 3

ADMINISTRATION

3.1          THE BOARD

The Plan shall be administered by the Board, except that the Board may delegate administration to the Committee, to the extent that the Committee is comprised of at least two members of the Board who satisfy the “non-employee director” definition set forth in Rule 16b-3 under the Exchange Act and the “outside director” definition under Section 162(m) of the Code and the regulations thereunder. For purposes of the Plan, the term “Board” shall refer to the Board or, to the extent such authority has been delegated to the Committee, the Committee.

3.2          AUTHORITY OF THE BOARD

(a)           The Board, in its sole discretion, shall determine the Key Employees to whom, and the time or times at which Stock Options will be granted, the form and amount of each Stock Option, the expiration date of each Stock Option, the time or times within which the Stock Options may be exercised, the cancellation of the Stock Option and the other limitations, restrictions, terms and conditions applicable to the grant of the Stock Option. The terms and conditions of the Stock Option need not be the same with respect to each Key Employee or with respect to each Stock Option.

(b)           The Board may delegate its authority to grant Stock Options to Key Employees and to determine the terms and conditions thereof to such officer of the Company as it may determine in its discretion, on such terms and conditions as it may impose, except with respect to grants to officers subject to Section 16 of the Exchange Act or officers who are or may be “covered employees” as defined in Section 162(m) of the Code, or to the extent prohibited by applicable law, regulation or rule of a stock exchange on which the Common Stock is listed.

(c)           The Board may, subject to the provisions of the Plan, establish such rules and regulations as it deems necessary or advisable for the proper administration of the Plan, and may make determinations and may take such other action in connection with or in relation to the Plan as it deems necessary or advisable. Each determination or other action made or taken pursuant to the Plan, including interpretation of the Plan and the specific terms and conditions of the Stock Options granted hereunder, shall be final and conclusive for all purposes and upon all persons.

(d)           No member of the Board or the Committee shall be liable for any action taken or determination made hereunder in good faith. Service on the Committee shall constitute service as a Director so that the members of the Committee shall be entitled to indemnification and reimbursement as Directors of the Company pursuant to the Company’s Certificate of Incorporation and By-Laws.

SECTION 4

ELIGIBILITY AND GRANTS

4.1          PARTICIPANTS

Participants shall consist of Key Employees and Non-Employee Directors. Non-Employee Directors shall participate in, and receive grants under the Plan only in accordance with the provisions of Sections 6 and 7 of the Plan.

4.2          GRANTS

The following Stock Options may be granted under the Plan: Incentive Stock Options and Non-Qualified Stock Options.  Provided, however, Non-Qualified Stock Options may only be granted to the extent the Company is considered an “eligible issuer of service recipient stock” as such term is defined in Treasury Regulations Section 1.409A-1(b)(5)(iii)(E).

4.3          AGREEMENTS

Each grant shall be evidenced by a written Agreement specifying the terms and conditions of the grant. In the sole discretion of the Board, the Agreement may condition the grant upon the Participant’s entering into one or more of the following agreements with the Company: (a) an agreement not to compete with the Company and its Subsidiaries and Affiliated Companies which shall become effective as of the date of the grant and remain in effect for a specified period of time following termination of the Participant’s employment with the Company; (b) an agreement to cancel any employment agreement, fringe benefit or compensation arrangement in effect between the Company and the Participant; and (c) an agreement to retain the confidentiality of certain information. Such agreements may contain such other terms and conditions as the Board shall determine. If the Participant shall fail to enter into any such agreement at the request of the Board, then the Stock Option granted or to be granted to such Participant shall be forfeited and cancelled.

SECTION 5

SHARES OF COMMON STOCK SUBJECT TO THE PLAN

5.1          TOTAL NUMBER OF SHARES

The total number of shares of Common Stock that may be issued under the Plan shall be 5,000,000 of which 4,300,000 shall be allocated for grants to Key Employees and 700,000 shall be allocated to Non-Employee Directors. Such shares may be either authorized but unissued shares, and shall be adjusted in accordance with the provisions of Section 5.2 of the Plan. The number of shares of Common Stock delivered by a Participant or withheld by the Company on behalf of any such Participant as full or partial payment of the exercise price of a Stock Option or of any required withholding taxes, shall once again be available for issuance pursuant to subsequent grants of Stock Options, and shall not count towards the aggregate number of shares of Common Stock that may be issued under the Plan. Any shares of Common Stock subject to a grant may thereafter be available for issuance pursuant to subsequent grants, and shall not count towards the aggregate number of shares of Common Stock that may be issued under the Plan, if there is a lapse, forfeiture, expiration, termination or cancellation of any such prior Stock Option grant for any reason (including for reasons described in Section 4.3), or if shares of Common Stock are issued under such grant and thereafter are reacquired by the Company pursuant to rights reserved by the Company upon issuance thereof.

5.2          ADJUSTMENT

In the event of any reorganization, recapitalization, stock split, stock distribution, merger, consolidation, split-up, spin-off, combination, subdivision, consolidation or exchange of shares, any change in the capital structure of the Company or any similar corporate transaction, the Board shall make such adjustments as it deems appropriate, in its sole discretion, to preserve the benefits or intended benefits of the Plan and Stock Option granted under the Plan. Such adjustments may include: (a) adjustment in the number and kind of shares reserved for issuance under the Plan; (b) adjustment in the exercise price of outstanding Stock Options under the Plan; and (c) any other changes that the Board determines to be equitable under the circumstances; provided, however, no adjustments may be made if such adjustments cause the Plan, any Agreement or any Stock Option granted hereunder to be subject to Section 409A of the Internal Revenue Code.

SECTION 6

GRANTS OF STOCK OPTIONS TO NON-EMPLOYEE DIRECTORS

6.1          GRANTS

Grants of Stock Options to Non-Employee Directors shall be as follows:

(a)           Each individual who became a Non-Employee Director on or before December 31, 2003 and is re-elected or continues as a Non-Employee Director at the 2004 annual meeting of stockholders of the Company shall, on the date of such meeting, be granted a NSO to purchase up to 15,000 shares of Common Stock. Thereafter, each such Non-Employee Director shall be granted an additional NSO to purchase up to 15,000 shares of Common Stock, on the date of each subsequent annual meeting of stockholders of the Company at which such Director is re-elected or continues as a Non-Employee Director.

(b)           Each individual who became or becomes a Non-Employee Director on or after January 1, 2004, and prior to the date of the 2004 annual meeting of stockholders of the Company shall be granted, on the date of such meeting, a NSO to purchase up to 25,000 shares of Common Stock, provided the individual is a Non-Employee Director on the date of such meeting. Thereafter, each such Non-Employee Director shall be granted an additional NSO to purchase up to 15,000 shares of Common Stock, on the date of each subsequent annual meeting of stockholders of the Company at which such Director is re-elected or continues as a Non-Employee Director.

(c)           Each individual who becomes a Non-Employee Director on or after the date of the 2004 annual meeting of stockholders of the Company shall be granted a NSO to purchase up to 25,000 shares of Common Stock, on the date the individual becomes a Non-Employee Director. Thereafter, each such Non-Employee Director shall be granted an additional NSO to purchase up to 15,000 shares of Common Stock, on the date of each subsequent annual meeting of stockholders of the Company at which such Director is re-elected or continues as a Non-Employee Director. The number of shares of Common Stock covered by each NSO granted to a Non-Employee Director pursuant to Sections 6.1(a), (b) and (c) above shall be determined by the Board in its sole discretion.

6.2          STOCK OPTION AGREEMENT

The grant of each NSO shall be evidenced by a written Stock Option Agreement specifying the exercise period, the exercise price, the terms for payment of the exercise price, the expiration date of the NSO, the number of shares of Common Stock to be subject to each NSO and such other terms and conditions established by the Board, in its sole discretion, not inconsistent with the Plan.

6.3          EXERCISE PRICE AND PERIOD

With respect to each NSO granted to a Non-Employee Director:

(a)           The per share exercise price of each such NSO granted to a Non-Employee Director shall be the Fair Market Value of the Common Stock subject to the NSO on the date on which the NSO is granted.

(b)           Unless otherwise provided in the Stock Option Agreement, and except as set forth in the next sentence hereof, each NSO shall become fully exercisable with respect to the total number of shares of Common Stock subject to the NSO on the first succeeding anniversary of the date of the grant of the NSO.  Notwithstanding the foregoing, the Board shall have the discretion to accelerate the date as of which any NSO shall become exercisable in the event of the Non-Employee Director’s termination of service on the Board.

(c)           Each NSO shall expire, and all rights to purchase shares of Common Stock thereunder shall expire, on the date ten years after the date of grant.

SECTION 7

GRANTS OF STOCK OPTIONS TO KEY EMPLOYEES

7.1          GRANT

Subject to the terms of the Plan, the Board may from time to time grant Stock Options, which may be ISOs or NSOs, to Key Employees. Unless otherwise expressly provided at the time of the grant, Stock Options granted under the Plan to Key Employees will be ISOs.

7.2          STOCK OPTION AGREEMENT

The grant of each Stock Option shall be evidenced by a written Stock Option Agreement specifying the type of Stock Option granted, the exercise period, the exercise price, the terms for payment of the exercise price, the expiration date of the Stock Option, the number of shares of Common Stock to be subject to each Stock Option and such other terms and conditions established by the Board, in its sole discretion, not inconsistent with the Plan.

7.3          EXERCISE PERIOD

With respect to each Stock Option granted to a Key Employee:

(a)           Except as provided in Section 7.4(b), the per share exercise price of each Stock Option shall be the Fair Market Value of the Common Stock subject to the Stock Option on the date on which the Stock Option is granted.

(b)           Unless otherwise provided in the Stock Option Agreement, and except as set forth in the next sentence hereof, each Stock Option shall become exercisable with respect to the total number of shares of Common Stock subject to the Stock Option on the first succeeding anniversary of the date of the grant of the Stock Option thereunder.  Notwithstanding the foregoing, the Board shall have the discretion to accelerate the date as of which any Stock Option shall become exercisable in the event of the Key Employee’s termination of employment with the Company without cause (as determined by the Board in its sole discretion).

(c)           Except as provided in Section 7.4(b), each Stock Option shall expire, and all rights to purchase shares of Common Stock thereunder shall expire, on the date ten years after the date of grant.

7.4          REQUIRED TERMS AND CONDITIONS OF ISOS

In addition to the foregoing, each ISO granted to a Key Employee shall be subject to the following specific rules:

(a)           The aggregate Fair Market Value (determined with respect to each ISO at the time such Option is granted) of the shares of Common Stock with respect to which ISOs are exercisable for the first time by a Key Employee during any calendar year (under all incentive stock option plans of the Company and its Subsidiaries) shall not exceed $100,000. If the aggregate Fair Market Value (determined at the time of grant) of the Common Stock subject to an ISO which first becomes exercisable in any calendar year exceeds the limitation of this Section 7.4(a), so much of the ISO that does not exceed the applicable dollar limit shall be an ISO and the remainder shall be a NSO; but in all other respects, the original Stock Option Agreement shall remain in full force and effect.

(b)           Notwithstanding anything herein to the contrary, if an ISO is granted to a Key Employee who owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company (or its parent or subsidiaries within the meaning of Section 422(b)(6) of the Code): (i) the purchase price of each share of Common Stock subject to the ISO shall be not less than 110% of the Fair Market Value of the Common Stock on the date the ISO is granted; and (ii) the ISO shall expire, and all rights to purchase shares of Common Stock thereunder shall expire, no later than the fifth anniversary of the date the ISO was granted.

(c)           No ISOs shall be granted under the Plan after ten years from the earlier of the date the Plan is adopted or approved by stockholders of the Company.

SECTION 8

EXERCISE OF STOCK OPTIONS

8.1          NOTICE

A Participant entitled to exercise a Stock Option may do so by delivering written notice to that effect specifying the number of shares of Common Stock with respect to which the Stock Option is being exercised and any other information the Board may prescribe. All notices or requests provided for herein shall be delivered to the Secretary of the Company.

8.2          PAYMENT OF EXERCISE PRICE

The Board in its sole discretion may make available one or more of the following alternatives for the payment of the Stock Option exercise price:

(a)           in cash;

(b)           in cash received from a broker-dealer to whom the Participant has submitted an exercise notice together with irrevocable instructions to deliver promptly to the Company the amount of sales proceeds from the sale of the shares subject to the Stock Option to pay the exercise price;

(c)           by delivering previously acquired shares of Common Stock that are acceptable to the Board and that have an aggregate Fair Market Value on the date of exercise equal to the Stock Option exercise price; or

(d)           by certifying to ownership by attestation of such previously acquired shares of Common Stock.

The Board shall have the sole discretion to establish the terms and conditions applicable to any alternative made available for payment of the Stock Option exercise price.

8.3          STOCK CERTIFICATES

The Company shall issue, in the name of the Participant, stock certificates representing the total number of shares of Common Stock issuable pursuant to the exercise of any Stock Option as soon as reasonably practicable after such exercise; provided that any shares of Common Stock purchased by a Participant through a broker-dealer pursuant to Section 8.2(b) or Section 11(b) shall be delivered to such broker-dealer in accordance with 12 C.F.R. §220.3(e)(4) or other applicable provision of law.

SECTION 9

CHANGE IN CONTROL

9.1          EFFECT OF CHANGE IN CONTROL

(a)           Notwithstanding any of the provisions of the Plan or any outstanding Stock Option Agreement, upon a Change in Control of the Company (as defined in Section 9.2): (i) all outstanding Options shall become fully exercisable; (ii) all restrictions applicable to all grants shall terminate or lapse.

(b)           In addition to the Board’s authority set forth in Section 3, upon such Change in Control of the Company, the Board is authorized, and has sole discretion, as to any grant, either at the time of such grant hereunder or any time thereafter, to take any one or more of the following actions: (i) provide for the purchase of any outstanding Stock Option, for an amount of cash equal to the difference between the exercise price and the then Fair Market Value of the Common Stock covered thereby had such Stock Option been currently exercisable; (ii) make such adjustment to any such grant then outstanding as the Board deems appropriate to reflect such Change in Control; and (iii) cause any such grant then outstanding to be assumed, by the acquiring or surviving corporation, after such Change in Control; provided, however, the Board may not take any actions that would cause the Plan, any Agreement or any Stock Option granted hereunder to be subject to Section 409A of the Internal Revenue Code.

9.2          DEFINITION OF CHANGE IN CONTROL

“Change in Control” shall mean the occurrence, at any time during the specified term of a grant under the Plan, of any of the following events:

(a)           Any individual, partnership, firm, corporation, association, trust, unincorporated organization or other entity (other than the Company or a trustee or other fiduciary holding securities under an employee benefit plan of the Company), or any syndicate or group deemed to be a person under Section 14(d)(2) of the Exchange Act, is or becomes the “beneficial owner” (as defined in Rule 13d-3 of the General Rules and Regulations under the Exchange Act), directly or indirectly, of securities of the Company representing 25% or more of the combined voting power of the Company’s then outstanding securities entitled to vote generally in the election of directors;

(b)           The Company is party to a merger, consolidation, reorganization or other similar transaction with another corporation or other legal person unless, following such transaction, more than 50% of the combined voting power of the outstanding securities of the surviving, resulting or acquiring corporation or person or its parent entity entitled to vote generally in the election of directors (or persons performing similar functions) is then beneficially owned, directly or indirectly, by all or substantially all of the individuals and entities who were the beneficial owners of the Company’s outstanding securities entitled to vote generally in the election of directors immediately prior to such transaction, in substantially the same proportions as their ownership, immediately prior to such transaction, of the Company’s outstanding securities entitled to vote generally in the election of directors;

(c)           The Company sells all or substantially all of its business and/or assets to another corporation or other legal person unless, following such sale, more than 50% of the combined voting power of the outstanding securities of the acquiring corporation or person or its parent entity entitled to vote generally in the election of directors (or persons performing similar functions) is then beneficially owned, directly or indirectly, by all or substantially all of the individuals and entities who were the beneficial owners of the Company’s outstanding securities entitled to vote generally in the election of directors immediately prior to such sale, in substantially the same proportions as their ownership, immediately prior to such sale, of the Company’s outstanding securities entitled to vote generally in the election of directors; or

(d)           During any period of two consecutive years or less (not including any period prior to the approval of the Plan by the Board), individuals who at the beginning of such period constituted the Board (and any new Directors, whose appointment or election by the Board or nomination for election by the Company’s stockholders was approved by a vote of at least two-thirds of the Directors then still in office who either were Directors at the beginning of the period or whose appointment, election or nomination for election was so approved) cease for any reason to constitute a majority of the Board.

SECTION 10

POSTPONEMENT

The Board may postpone any grant or exercise of a Stock Option for such time as the Board in its sole discretion may deem necessary in order to permit the Company:

(a)           to effect, amend or maintain any necessary registration of the Plan or the shares of Common Stock issuable upon the exercise of an Option, under the Securities Act of 1933, as amended, or the securities laws of any applicable jurisdiction;

(b)           to permit any action to be taken in order to (i) list such shares of Common Stock on a stock exchange if shares of Common Stock are then listed on such exchange or (ii) comply with restrictions or regulations incident to the maintenance of a public market for its shares of Common Stock, including any rules or regulations of any stock exchange on which the shares of Common Stock are listed; or

(c)           to determine that such shares of Common Stock and the Plan are exempt from such registration or that no action of the kind referred to in (b)(ii) above needs to be taken; and the Company shall not be obligated by virtue of any terms and conditions of any provision of the Plan to sell or issue shares of Common Stock in violation of the Securities Act of 1933 or the law of any government having jurisdiction thereof.

Any such postponement shall not extend the term of a grant and neither the Company nor its Directors or officers shall have any obligation or liability to a Participant, the Participant’s successor or any other person with respect to any shares of Common Stock as to which the grant shall lapse because of such postponement, nor shall such postponement result in the Plan providing for the deferral of compensation as defined in Section 409A of the Code.

SECTION 11

PAYMENT OF TAXES

In connection with any grant, and as a condition to the issuance or delivery of any shares of Common Stock to the Participant in connection therewith, the Company may require the Participant to pay the Company an amount equal to the minimum amount of the tax the Company or any Subsidiary or Affiliated Company may be required to withhold to obtain a deduction for federal, state or local income tax purposes as a result of such grant or to comply with applicable law. The Board in its sole discretion may make available one or more of the following alternatives for the payment of such taxes:

(a)           in cash;

(b)           in cash received from a broker-dealer to whom the Participant has submitted notice together with irrevocable instructions to deliver promptly to the Company the amount of sales proceeds from the sale of the shares subject to the grant to pay the withholding taxes;

(c)           by directing the Company to withhold such number of shares of Common Stock otherwise issuable in connection with the grant having an aggregate Fair Market Value equal to the minimum amount of tax required to be withheld;

(d)           by delivering previously acquired shares of Common Stock of the Company that are acceptable to the Board that have an aggregate Fair Market Value equal to the amount required to be withheld; or

(e)           by certifying to ownership by attestation of such previously acquired shares of Common Stock.

The Board shall have the sole discretion to establish the terms and conditions applicable to any alternative made available for payment of the required withholding taxes.

SECTION 12

NONTRANSFERABILITY

Stock Options granted under the Plan, and any rights and privileges pertaining thereto, may not be transferred, assigned, pledged or hypothecated in any manner, or be subject to execution, attachment or similar process, by operation of law or otherwise, other than:

In the case of ISO’s:

(a)           by will or by the laws of descent and distribution;

(b)           pursuant to the terms of a qualified domestic relations order to which the Participant is a party that meets the requirements of any relevant provisions of the Code; or

In the case of NSO’s:

(a)           Any NSO granted pursuant to the Plan shall be transferable to any member of such Optionee’s “immediate family” (as such term is defined in Rule 16a-1(c) promulgated by the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended, or any successor rule or regulation) or to a trust or family partnership whose beneficiaries are members of such optionee’s “immediate family” or to a qualified charitable organization to which contributions are deductible for tax purpose pursuant to Section 170 of the Internal Revenue Code of 1986, as amended.

SECTIONS 13

TERMINATION OR AMENDMENT OF PLAN

(a)           Except as described in (b) below, the Board may terminate, suspend, or amend the Plan, in whole or in part, from time to time, without the approval of the stockholders of the Company, unless such approval is required by applicable law, regulation or rule of any stock exchange on which the shares of Common Stock are listed. No amendment or termination of the Plan shall adversely affect the right of any Participant under any outstanding grant in any material way without the written consent of the Participant, unless such amendment or termination is required by applicable law, regulation or rule of any stock exchange on which the shares of Common Stock are listed. Subject to the foregoing, the Board may correct any defect or supply an omission or reconcile any inconsistency in the Plan or in any granted hereunder in the manner and to the extent it shall deem desirable, in its sole discretion, to effectuate the Plan.

(b)           Notwithstanding the foregoing, there shall be no amendment to the Plan or any outstanding Stock Option Agreement that results in the repricing of Stock Options.

(c)           The Board shall have the authority to amend the Plan to the extent necessary or appropriate to comply with applicable law, regulation or accounting rules in order to permit Key Employees who are located outside of the United States to participate in the Plan.

(d)           The Plan is intended to provide compensation that is exempt from Section 409A of the Code and shall not be amended in a manner that would cause the Plan or any Agreement or Stock Option granted hereunder to fail to comply with the requirements of Section 409A of the Code.

SECTION 14

AMENDMENT OF STOCK OPTION AGREEMENTS

The Board shall have the authority to amend any Stock Option Agreement at any time; provided however, that no such amendment shall adversely affect the right of any Participant under any outstanding Stock Option Agreement in any material way without the written consent of the Participant, unless such amendment is required by applicable law, regulation or rule of any stock exchange on which the shares of Common Stock are listed.

SECTION 15

NO CONTRACT OF EMPLOYMENT

Neither the adoption of the Plan nor the grant of any Stock Option under the Plan shall be deemed to obligate the Company or any Subsidiary or Affiliated Company to continue the employment of any Participant for any particular period, nor shall the granting of a Stock Option constitute a request or consent to postpone the retirement date of any Participant.

SECTION 16

APPLICABLE LAW

All questions pertaining to the validity, construction and administration of the Plan and all Stock Options granted under the Plan shall be determined in conformity with the laws of the State of Delaware, without regard to the conflict of law provisions of any state, and, in the case of Incentive Stock Options, Section 422 of the Code and regulations issued thereunder.

SECTION 17

REGISTRATION OF OPTION SHARES

No shares will be issued and delivered upon exercise of any option unless a registration statement under the Securities Act of 1933, as amended, with respect to the shares of Common Stock to be reserved for issuance upon the exercise of options to be granted under the 2004 Plan has become effective, and unless all other applicable laws and regulations have been complied with.

SECTION 18

EFFECTIVE DATE

The Plan succeeded the 1993 Incentive Stock Option Plan (the “1993 Plan”) and the 1993 Directors Stock Option Plan (the “Directors Plan”). Both the 1993 Plan and the Directors Plan expired by their terms in September 2003 and October 2003, respectively.  The Plan was adopted by the Board on April 28, 2004, and became effective on June 8, 2004, the date the Plan was approved by the stockholders of the Company.  An amendment to the Plan became effective on June 7, 2010, the date the amendment was approved by the stockholders of the Company.

REVOCABLE PROXY

ALPHA PRO TECH, LTD.

☒	PLEASE MARK VOTES AS IN THIS EXAMPLE

SOLICITED BY THE BOARD OF DIRECTORS

ALPHA PRO TECH, LTD.

ANNUAL MEETING OF SHAREHOLDERS

June 7, 2010

The undersigned hereby appoints Alexander W. Millar, Sheldon Hoffman and Russell Manock, and each of them, as proxies for the undersigned, or such other persons as the Board of Directors of Alpha Pro Tech, Ltd. (the “Company”) may designate, with full power of substitution, to represent and act for and in the name and stead of the undersigned and to vote all of the shares of common stock of the Company that the undersigned is entitled to vote at the 2010 Annual Meeting of Shareholders of the Company to be held on June 7, 2010, at the Paris Las Vegas Hotel & Casino, 3655 Las Vegas Boulevard South, Las Vegas, Nevada 89109, and at any and all adjournments or postponements thereof.

The Board of Directors recommends a vote FOR all nominees.			For All
	For	With-hold	Except
1. The election of all of the nominees listed below to serve as directors until the 2011 Annual Meeting of Shareholders or until their successors shall be elected and qualified.	☐	☐	☐

Sheldon Hoffman                               Russell Manock

Alexander W. Millar            David B. Anderson

Robert H. Isaly                    Danny Montgomery

John Ritota

INSTRUCTION: To withhold authority to vote for any individual nominee, mark “For All Except,” and write that nominee’s name in the space provided below.

The Board of Directors recommends a vote FOR the approval of the amendment to the Alpha Pro Tech, Ltd. 2004 Stock Option Plan.	For	Against	Abstain
2. The approval of an amendment to the Alpha Pro Tech, Ltd. 2004 Stock Option Plan.	☐	☐	☐

The Board of Directors recommends a vote FOR the ratification of independent registered public accountants.	For	Against	Abstain
3. The ratification of the appointment of Mayer Hoffman McCann P.C. as independent registered public accountants for the year ending December 31, 2010.	☐	☐	☐

THIS PROXY WILL BE VOTED IN ACCORDANCE WITH INSTRUCTIONS GIVEN BY THE SHAREHOLDER. IF NO INSTRUCTIONS ARE GIVEN, THIS PROXY WILL BE VOTED “FOR” ALL NOMINEES (PROPOSAL 1), “FOR” THE APPROVAL OF THE AMENDMENT TO THE 2004 STOCK OPTION PLAN (PROPOSAL 2) AND “FOR” THE RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS (PROPOSAL 3).

Please sign exactly as name appears herein, and date this proxy in the space provided.	Date

Shareholder sign above	Co-holder (if any) sign above

Sign, date and mail in postage paid envelope provided.

ALPHA PRO TECH, LTD.

PLEASE ACT PROMPTLY

SIGN, DATE AND MAIL YOUR PROXY TODAY

IF YOUR ADDRESS HAS CHANGED, PLEASE CORRECT THE ADDRESS IN THE SPACE PROVIDED BELOW, AND RETURN THIS PORTION WITH THE PROXY.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING TO BE HELD ON JUNE 7, 2010: THIS PROXY STATEMENT IS AVAILABLE AT www.alphaprotech.com/investors/proxystatement.aspx, AND THE 2009 ANNUAL REPORT IS AVAILABLE AT www.alphaprotech.com/investors/annualreport.aspx.